Exhibit 10.18

SYNCARDIA SYSTEMS, INC.

AMENDED AND RESTATED SECOND LIEN CREDIT, NOTE PURCHASE,

EXCHANGE AND TERMINATION AGREEMENT

THIS AMENDED AND RESTATED SECOND LIEN CREDIT, NOTE PURCHASE, EXCHANGE AND TERMINATION AGREEMENT (this “Agreement”) is made as of February 13, 2015 by and among SYNCARDIA SYSTEMS, INC., a Delaware corporation (the “Company”), the entities and persons listed on the Schedule of Investors attached hereto as Exhibit A who are signatories to this Agreement (each referred to herein as an “Investor” and collectively as the “Investors”) and Cantor Fitzgerald Securities (“Cantor Fitzgerald”), as Agent (as defined herein).

RECITALS

WHEREAS, the Company desires to issue to the Investors, and the Investors desire to receive from the Company, convertible promissory notes in substantially the form attached to this Agreement as Exhibit B (each, a “Note” and collectively, the “Notes”), in the aggregate principal amount of up to $14,500,000;

WHEREAS, the Notes shall be convertible into shares of the Company’s capital stock upon the terms and conditions set forth in the Notes, and shall convert automatically upon the closing of a Qualified IPO (as defined in the Notes);

WHEREAS, Athyrium Opportunities Fund (A) LP (“Athyrium A”), Athyrium Opportunities Fund (B) LP (“Athyrium B”) and SWK Funding LLC (“SWK” and, together with Athyrium A and Athyrium B, the “Prior Lenders”) are party to the Second Lien Credit Agreement, dated as of December 13, 2013, by and among the Company, Cantor Fitzgerald as Administrative Agent (“Agent”), and the Prior Lenders (as amended to the date hereof, the “Existing Agreement”) and desire to amend and restate the terms of the Existing Agreement in its entirety as set forth herein;

WHEREAS, the Notes issued to the Prior Lenders shall be issued, among other things, in exchange for the indebtedness, and the amendment and restatement of certain other obligations, outstanding under the Existing Agreement; and

WHEREAS, the Prior Lenders, the other Investors, the Agent and the Company shall enter into that certain Omnibus Reaffirmation and Amendment, dated as of the date hereof and attached to this Agreement as Exhibit C and, upon its effectiveness, expressly made a part of the terms hereof, pursuant to which, among other things, certain Loan Documents (as defined in the Existing Agreement) will be amended and acknowledged to give effect to the amendment and restatement effectuated pursuant to this Agreement (the “Omnibus Amendment”); capitalized terms not otherwise defined herein have the meanings set forth in the Omnibus Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. PURCHASE AND SALE OF NOTES; EXCHANGE AND TERMINATION; CONCURRENT PURCHASE OF SHARES OF SERIES F PREFERRED STOCK.

1.1 Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, Delta Electronics Capital Company (“DECC”) agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to DECC at the Closing, a Note in the principal amount set forth opposite DECC’s name on Exhibit A hereto (the “Note Purchase”). The purchase price for such Note shall be an amount equal to 100% of the principal amount thereof, which shall be paid in cash by cashier’s check or wire transfer.

1.2 Exchange. Subject to the terms and conditions of this Agreement, each of the Prior Lenders, severally and not jointly, agree to exchange at the Closing, all indebtedness and other obligations outstanding under the Existing Agreement and its Prior Note (as defined below) for (i) the issuance by the Company at the Closing of a Note to each Prior Lender in the principal amount set forth opposite such Prior Lender’s name on Exhibit A hereto, (ii) the payment by the Company at the Closing of an amount to each Prior Lender equal to the amount set forth opposite such Prior Lender’s name on Exhibit A hereto, and (iii) the issuance by the Company at the Closing of such number of shares of the Company’s Series F Preferred Stock as is set forth opposite such Prior Lender’s name on Exhibit A hereto, and the Company agrees to issue such Notes, make such payments and issue such shares of Series F Preferred Stock at the Closing (collectively, the “Exchange”).

1.3 Security Interest. The payment obligations evidenced by the Notes shall be secured by a security interest as described in the Notes and the Omnibus Amendment in the form attached hereto as Exhibit D.

1.4 Closing and Deliveries. The closing of the Note Purchase and the Exchange (the “Closing”) shall take place at 10:00 a.m. Pacific time on the date hereof, at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, CA, 92121 or at such other time or place as the Company and the Investors may mutually agree (such date is hereinafter referred to as the “Closing Date”). Subject to the terms and conditions of this Agreement, at the Closing:

(a) DECC shall deliver to the Company a cashier’s check or wire transfer of same day funds equal to the principal amount of the Note set forth opposite DECC’s name on Exhibit A hereto;

(b) The Company shall issue to DECC a Note in the principal amount set forth opposite DECC’s name on Exhibit A hereto;

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(c) The Company shall issue to each Prior Lender a Note in the principal amount set forth opposite such Prior Lender’s name on Exhibit A hereto;

(d) The Company shall deliver to each Prior Lender a wire transfer of same day funds equal to the amount set forth opposite such Prior Lender’s name on Exhibit A hereto;

(e) The Company shall issue to each Prior Lender such number of shares of the Company’s Series F Preferred Stock (the “Closing Shares”) as is set forth opposite such Prior Lender’s name on Exhibit A hereto; and

(f) The Company, the Agent and each of the Investors shall execute and deliver the Omnibus Amendment.

1.5 Amendment and Restatement of Obligations under the Existing Agreement. The Company, the Prior Lenders and Agent acknowledge and agree that, effective upon the consummation of the Closing, (i) this Agreement is an amendment and restatement of the Existing Agreement, (ii) all obligations under the Existing Agreement shall in all respects be continuing as amended hereby and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such obligations and (iii) this Agreement and the Omnibus Amendment shall supersede and amend and restate in its entirety the Existing Agreement and, from and after the date hereof, this Agreement and the Omnibus Amendment shall govern the terms of the obligations under the Existing Agreement. In addition, effective immediately upon the Closing, without the requirement of any further action of any party, and notwithstanding any notice or other provision contained in the Loan Documents (as defined in the Existing Agreement) or any other agreement, each of the Notes (as defined in and issued under the Existing Agreement (the “Prior Notes”)) are hereby exchanged for the Notes hereunder and no party shall have any further right, obligation or liability thereunder. Each of the Prior Lenders, severally and not jointly, shall deliver to the Company the original Prior Notes held by such Prior Lender promptly following the Closing.

1.6 Purchase of Shares of Series F Preferred Stock. Concurrent with the Closing:

(a) DECC shall purchase 2,338,130 shares of the Company’s Series F Preferred Stock (the “Series F Preferred”) at a purchase price of $1.39 per share, for an aggregate purchase price of $3,250,000.70, which shall be paid by wire transfer of same day funds to the order of the Company; and

(b) Athyrium A and Athyrium B shall purchase an aggregate of 1,438,849 shares of Series F Preferred at a purchase price of $1.39 per share, for an aggregate purchase price of $2,000,000.11, which shall be paid by wire transfer of same day funds to the order of the Company.

1.7 Series F Agreements. The sale and issuance of Series F Preferred described in Section 1.6 above shall be made pursuant to the terms and conditions of that certain Series F Preferred Stock Purchase Agreement, dated September 15, 2014, by and

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among the Company and the persons and entities set forth on the Schedule of Purchasers attached thereto (as the same may be amended from time to time, the “Series F Purchase Agreement”). At the Closing, each of DECC, Athyrium A and Athyrium B shall execute and deliver to the Company a counterpart signature page to the Series F Purchase Agreement and the Company’s Ninth Amended and Restated Stockholders’ Agreement, dated September 15, 2014 (as the same may be amended from time to time, the “Stockholders Agreement,” and together with the Series F Purchase Agreement, the “Series F Agreements”), pursuant to which each such Investor will agree to be bound by, and become a party to, the Series F Agreements; provided, that a counterpart signature page need not be delivered by any Investor who is already a party to the Series F Agreements.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investors and the Agent that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets, liabilities, financial condition, or operations of the Company (a “Material Adverse Effect”).

2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Closing Shares and each of the Notes have been taken or will be taken prior to the Closing. This Agreement and the Notes constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Governmental Consents. Assuming the accuracy of the representations and warranties of the Investors contained in Section 3 hereof, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement or the Notes, except such post-closing filings as may be required under applicable federal and state securities laws, which will be timely filed within the applicable period therefore. The Company has not taken and will not take any action that will cause the issuance and delivery of the Securities (as defined below) as contemplated hereby to constitute a violation of the Securities Act of 1933, as amended (the “Securities Act”).

2.4 Valid Issuance. The Securities, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, the Notes or the Restated Charter (as defined below), as applicable, shall be duly and validly issued

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(including, without limitation, issued in compliance with applicable federal and state securities laws), and the Closing Shares, the Note Shares (as defined below) and the Conversion Shares (as defined below) shall be fully paid and nonassessable, and neither the Company nor the holder thereof shall be subject to any preemptive or similar right with respect to the Securities, which have not been properly waived or complied with.

2.5 Offering. The Company and its representatives have complied and will comply with all applicable federal and state securities laws in connection with the sale, issuance and delivery of the Notes and Closing Shares pursuant hereto, the shares of capital stock issuable upon conversion of the Notes (the “Note Shares”), and the shares of capital stock directly or indirectly issuable upon conversion of the Note Shares or the Closing Shares (the “Conversion Shares” and, together with the Notes, the Note Shares and the Closing Shares, the “Securities”) pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Charter”). Assuming the accuracy of the representations and warranties of the Investors contained in Section 3 hereof, the sale, issuance and delivery of the Securities will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

2.6 “Bad Actor” Disqualification. To the Company’s knowledge after reasonable inquiry, neither the Company nor any of the Persons (other than the Company) listed in Rule 506(d)(1) of Regulation D promulgated under the Securities Act has taken any of the actions set forth in, or is subject to, the disqualification provisions of, Rule 506(d)(1).

2.7 Compliance with Laws. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, the violation of which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

2.8 Compliance with Other Instruments. The Company is not in violation or default of any term of its Restated Charter, as amended, or its bylaws, as amended. The Company is not in violation of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Notes, the issuance of the Series F Preferred and the common stock in accordance with this Agreement or under the terms of the Notes, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

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2.9 Litigation. There is no action, suit, arbitration, complaint, charge, investigation or proceeding pending or, to the Company’s knowledge, currently threatened against the Company or its properties (nor has the Company received written notice of any threat thereof) before any court, arbitration body or governmental agency, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor, to the Company’s knowledge, any of its officers or directors is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding initiated by the Company currently pending or which the Company currently intends to initiate.

2.10 Disclosure. The Company has made available to the Investors all the information reasonably available to the Company that the Investors have requested for deciding whether to acquire the Securities and has disclosed to the Investors and the Agent all matters known to it as of the date hereof, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other written information (other than information of a general economic or industry specific nature) furnished by or on behalf of the Company to the Agent or any Investor in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (in each case, as modified or supplemented by other information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that, with respect to financial projections, estimates, budgets or other forward-looking information, the Company represents only that such information was prepared in good faith based upon assumptions believed by the Company to be reasonable at the time such information was prepared (it being understood that such information is as to future events and is not to be viewed as facts, is subject to significant uncertainties and contingencies, many of which are beyond the control of the Company and its Subsidiaries, that no assurance can be given that any particular projection, estimate, budget or forecast will be realized and that actual results during the period or periods covered by any such projections, estimate, budgets or forecasts may differ significantly from the projected results and such differences may be material). The Company is not aware of any formal or informal statements made by any regulatory agencies, including the Food and Drug Administration, the European Medicines Agency or Health Canada that could indicate a negative change in any regulatory approvals granted to date to the Company or any Subsidiary.

2.11 Margin Regulations; Investment Company Act.

(a) The Company is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) Neither the Company, nor any Person Controlling the Company, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

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2.12 OFAC. The Company (i) is not currently the subject of any Sanctions, (ii) is not located, organized or residing in any Designated Jurisdiction, or (iii) is not or has not been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. Neither the Notes, nor the proceeds from the Notes, have been used, directly or indirectly, to lend, contribute, provide or have been otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Investor or the Agent) of Sanctions. For purposes hereof, the following terms shall have the respective meanings:

(a) “Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

(b) “Sanctions” means any international economic sanction administered or enforced by the United States government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

2.13 PATRIOT Act. To the extent applicable, the Company and each Subsidiary is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (b) the PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

2.14 Anti-Corruption Laws. The Company and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

2.15 Capitalization. Set forth on Schedule 2.15 is a true and complete table showing the authorized and issued capitalization of the Company as of the Closing Date, together with the redemption maturity date for each class of equity interests of the Company. As of the Closing Date, except as described on Schedule 2.15 there are no outstanding commitments or other obligations of the Company or any subsidiary to issue, and no rights of any Person to acquire, any shares of any equity interests of the Company or any of its subsidiaries. Except as set forth on Schedule 2.15 there are no statutory or contractual preemptive rights, rights of first refusal, anti-dilution rights or any similar rights held by equity holders or option holders of the Company with respect to the issuance of the Notes and the Series F Preferred pursuant to this Agreement, and all such rights have been effectively waived with regard to the issuance thereof. There are no agreements (voting or otherwise) among the Company’s equity holders with respect to any other aspect of the Company’s affairs, except for the Stockholders Agreement and as set forth on Schedule 2.15.

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3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors, severally and not jointly, represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in entering into this Agreement and issuing each Note to the Investors and issuing the Closing Shares to the Prior Lenders that:

3.1 Authorization. Such Investor has full capacity, power and authority to enter into and perform this Agreement, and all actions necessary to authorize the execution, delivery and performance of this Agreement have been taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of such Investor, enforceable in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights generally.

3.2 Purchase Entirely for Own Account. Each of the Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations, to such Person or to any third Person, with respect to any of the Securities.

3.3 Company Information. Such Investor has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s business and operations. Particularly, such Investor and/or its advisors have had a reasonable opportunity to ask questions of and receive answers from a Person or Persons acting on behalf of the Company concerning the transactions contemplated herein, and all such questions have been answered to the full satisfaction of the Purchaser. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.

3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of the investment in the Securities. Such Investor also represents that it has not been organized for the purpose of acquiring the Securities.

3.5 Accredited Investor. Such Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act as now in effect.

3.6 Foreign Investors. If such Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the

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Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities; and (v) the Company’s offer and sale and such Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction.

3.7 Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration under the Securities Act only in certain limited circumstances. In connection therewith, such Investor represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.8 Legends. Each certificate or other document evidencing any of the Securities may be endorsed with one or all of the legends set forth below, and such Investor covenants that such Investor will not transfer the Securities represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

(a) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

(b) Any legend required by the laws of any State.

4. CONDITIONS TO CLOSING.

4.1 Conditions to Investors’ Obligations at the Closing. Each Investor’s obligations to complete the Note Purchase and the Exchange, as applicable, at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

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(b) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, except for such as may be properly obtained subsequent to the Closing. Specifically, the Company shall have obtained shareholder approval for the transactions described herein, including, without limitation, the approval of an amendment to the Company’s Certificate of Incorporation increasing the numbers of Series F Preferred to 31,150,719. In addition, the Company will have and the shareholders shall have adopted an amendment to the Ninth Amended and Restated Stockholders’ Agreement dated September 15, 2014 in form and substance that is reasonably satisfactory to each Investor.

(c) Compliance Certificate. The Company shall have delivered to the Investors a Compliance Certificate, executed by the Chief Executive Officer of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a) and (b) of this Section 4.1 have been satisfied.

(d) Secretary’s Certificate. The Investors shall have received from the Company’s Secretary a certificate having attached thereto (i) the Company’s Restated Charter as in effect at the time of the Closing, (ii) the Company’s bylaws as in effect at the time of the Closing, (iii) resolutions approved by the Company’s Board of Directors authorizing the transactions contemplated hereby, and (iv) good standing certificates with respect to the Company from the applicable authority(ies) in Delaware and any other jurisdiction in which the Company is qualified to do business, dated a recent date before the Closing.

(e) Omnibus Amendment. The Omnibus Amendment shall have been executed and delivered by the Company, the Agent and each other Investor.

(f) Intercreditor Agreement. The Investors, Agent and each other party thereto shall have executed and delivered an Amended and Restated Intercreditor and Subordination Agreement, in substantially the form set forth on Exhibit E attached hereto, which shall, among other things, amend and restate that certain Intercreditor and Subordination Agreement, dated December 13, 2013, and subordinate the Notes to the indebtedness outstanding under that certain Amended and Restated Credit Agreement, dated December 13, 2013, by and among the Company, Agent and lenders party thereto (the “Amended and Restated Intercreditor Agreement”).

(g) Legal Opinion. Cooley LLP, counsel to the Company, shall have delivered to the Investors a customary legal opinion that is reasonably satisfactory to each Investor and the Agent.

(h) Purchase of Series F Preferred. The transactions contemplated by Sections 1.6 and 1.7 of this Agreement shall have been consummated.

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4.2 Conditions to Obligations of the Company at Closing. The Company’s obligation to complete the Note Purchase and the Exchange, as applicable, at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Investors in Section 3 hereof shall be true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date, and each Investor shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

(b) Omnibus Amendment. The Omnibus Amendment shall have been executed and delivered by each Investor and the Agent.

(c) Intercreditor Agreement. The Amended and Restated Intercreditor Agreement shall have been executed and delivered by Agent, the Investors and the other parties thereto.

(d) Purchase of Series F Preferred. The transactions contemplated by Sections 1.6 and 1.7 of this Agreement shall have been consummated.

5. THE AGENT; REGISTER

5.1 Affirmation of Appointment. The parties hereby appoint, re-appoint, and affirm Cantor Fitzgerald as their agent to perform the functions set forth in Exhibit C hereto and in the Loan Documents. For the avoidance of doubt, as of the date hereof, Cantor Fitzgerald shall be relieved of its administrative duties under the Existing Loan Agreement such as the maintenance of the loan register, the receipt and delivery of financial information and receipt and delivery of payments, and shall not serve as administrative agent for the Investors under this Agreement or any other Purchase Document. Cantor Fitzgerald shall continue to serve as the “collateral agent” under the Security Agreement and any other applicable Loan Documents and “control agent” under the Intercreditor Agreement, solely in accordance with the terms hereof and the other Loan Documents.

5.2 Register. The Company shall maintain, at its principal office, a copy of each evidence of assignment delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Investors, and principal amounts of the Notes owing to, each Investor pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent written revision from any Investor provided to the Company and each other Investor, which written revision shall be conclusive absent demonstrable error. The Company and the Investors shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Agent and any Investor, at any reasonable time and from time to time upon reasonable prior notice.

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6. MISCELLANEOUS.

6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2 Governing Law; Forum.

(e) GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT (EXCEPT, AS TO ANY OTHER PURCHASE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(f) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY OTHER FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(g) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT

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FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

6.3 Counterparts; Facsimile or Electronic Transmission. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Fees and Expenses. Fees and expenses of the parties hereto shall be paid as set forth in the Omnibus Amendment.

6.6 Notices. All payments, notices, requests, demands and other communications to a party hereunder shall be in writing (including facsimile or similar electronic transmissions), shall refer specifically to this Agreement and shall be personally delivered or sent by facsimile or other electronic transmission, overnight delivery with a nationally recognized overnight or two day delivery service, in each case to the respective address specified on the signature page hereof, as applicable (or such other address as may be specified in writing to the other parties hereto). Any notice or communication given in conformity with this Section 6.6 shall be deemed to be effective when received by the addressee, if delivered by hand, facsimile or similar form of electronic transmission and two (2) days after deposit with a nationally recognized overnight or two day delivery service.

6.7 Entire Agreement. This Agreement, the Notes, the Omnibus Amendment and the other documents delivered pursuant hereto constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

6.8 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or any other Purchase Document, and no consent to any departure by the Company therefrom, shall be effective unless in writing signed by the Required Investors and the Company, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) postpone any date fixed by this Agreement or any other Purchase Document for any payment (excluding mandatory prepayments) of principal (including the Maturity Date for each Note) or of other amounts due to the Investors (or any of them), or waive any such payment, without the written consent of each Investor entitled to receive such payment;

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(b) have the effect of reducing the principal of any Note or any fees or other amounts payable hereunder or under any other Purchase Document without the written consent of each Investor entitled to receive such payment of principal, fees or other amounts;

(c) change any provision of this Section 6.8, the definition of “Required Investors” or any other provision of any Purchase Document specifying the number or percentage of Investors required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Investors;

(d) except as permitted under the Security Agreement, (x) release all or any of the Collateral or (y) contractually subordinate (other than to the Senior Loan Documents as set forth in the Intercreditor Agreement) any of the Liens granted under the Purchase Documents, without the written consent of each Investor;

(e) change any provision of any Purchase Document in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Investor adversely affected thereby;

(f) amend the Note of an Investor in a manner unfavorable to such Investor without the written consent the affected Investor;

(g) without the written consent of each Investor affected thereby, release the Company from its obligations under a Note; and

(h) unless also signed by Agent, no amendment, waiver or consent shall affect the rights or duties of Agent under this Agreement or any other Purchase Document.

6.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written.

THE COMPANY:

SYNCARDIA SYSTEMS, INC.

By:	/s/ Michael P. Garippa
Name:	Michael P. Garippa
Title:	President and Chief Executive Officer

Address for Notices:

SynCardia Systems, Inc.
1992 E Silverlake Rd
Tucson, Arizona 85713
Telephone: 520-545-1234
Fax: 520-903-1783
Electronic Mail: MGarippa@syncardia.com

With a copy to:

Cooley LLP
c/o Steve Przesmicki
4401 Eastgate Mall
San Diego, CA 92121
Telephone: 858-550-6070
Fax: 858-550-6420
Electronic Mail: przes@cooley.com

AMENDED AND RESTATED SECOND LIEN CREDIT,

NOTE PURCHASE, EXCHANGE AND TERMINATION AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written.

INVESTORS:

ATHYRIUM OPPORTUNITIES FUND (A) LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

By:	/s/ Andrew Hyman
Name:	Andrew Hyman
Title:	Authorized Signatory
Date:	2/13/2015

Address for Notices:

Laurent Hermouet
Athyrium Capital Management, LP
530 Fifth Avenue
Floor 25
New York, NY 10036
Telephone: 646-434-1635
Electronic Mail:lhermouet@athyrium.com

Tripp Monroe
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, NC 28202
Telephone: 704-331-1107
Electronic mail:trippmonroe@mvalaw.com

AMENDED AND RESTATED SECOND LIEN CREDIT,

NOTE PURCHASE, EXCHANGE AND TERMINATION AGREEMENT

COUNTERPART SIGNATURE PAGE

ATHYRIUM OPPORTUNITIES FUND (B) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES GP LLC, the General
Partner of Athyrium Opportunities
Associates LP

By:	/s/ Andrew Hyman
Name:	Andrew Hyman
Title:	Authorized Signatory
Date:	2/13/2015

Address for Notices:

Laurent Hermouet
Athyrium Capital Management, LP
530 Fifth Avenue
Floor 25
New York, NY 10036
Telephone: 646-434-1635
Electronic Mail:lhermouet@athyrium.com

Tripp Monroe
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, NC 28202
Telephone: 704-331-1107
Electronic mail:trippmonroe@mvalaw.com

AMENDED AND RESTATED SECOND LIEN CREDIT,

NOTE PURCHASE, EXCHANGE AND TERMINATION AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written.

INVESTORS:

SWK FUNDING LLC, a Delaware limited liability company

By: SWK Holdings Corporation, its sole Manager

By:	/s/ Brett Pope
Name:	Brett Pope
Title:	CEO
Date:	2/12/15

Address for Notices:
J. Brett Pope
SWK Funding LLC
14755 Preston Road, Suite 105
Dallas, Texas 75254
Fax: (972) 687-7255

With a copy to:
Jay Baker
Holland & Knight LLP
200 Crescent Court, Suite 1600
Dallas TX 75201
Fax: (214) 964-9501

AMENDED AND RESTATED SECOND LIEN CREDIT,

NOTE PURCHASE, EXCHANGE AND TERMINATION AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written.

INVESTORS:

DELTA ELECTRONICS CAPITAL COMPANY

By:	/s/ Lanford Liu
Name:	Lanford Liu
Title:	Chairman

Address for Notices:

Andrew (AJ) Dye
1400 16th Street, Suite 400
Denver, CO 80202
Telephone: 303-241-7031
Electronic Mail: ajdye@delta-corp.com

AMENDED AND RESTATED SECOND LIEN CREDIT,

NOTE PURCHASE, EXCHANGE AND TERMINATION AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written.

AGENT:

CANTOR FITZGERALD SECURITIES

By:	/s/ James Bond
Name:	James Bond
Title:	Chief Operating Officer

Address for Notices:

Cantor Fitzgerald Securities
110 East 59th Street
New York, NY 10022
Attn: Nils Horning
Telephone: 212-829-4889
Fax: 646-219-1180
Electronic Mail: NHorning@cantor.com

AMENDED AND RESTATED SECOND LIEN CREDIT,

NOTE PURCHASE, EXCHANGE AND TERMINATION AGREEMENT

COUNTERPART SIGNATURE PAGE

Schedule 2.15 to

Amended and Restated Second Lien Credit, Note Purchase, Exchange and Termination Agreement

SynCardia Systems, Inc. Capitalization as of February 13, 2015

Description	# of Shares
Common Stock Authorized	60,359,353
Series F Preferred Stock Authorized	31,150,719

Total Authorized	91,510,072

Common Stock	18,827,344
Series F - Previously Issued	8,130,553
Series F - DECC, Athyrium, SWK/Athyrium(1)	5,575,542

Total Outstanding	32,533,439

Common Warrants	831,298
Common (former Series D) Warrants	45,632
Common (former Series E) Warrants	2,768,820
Stock Options issued and available for issuance	4,881,405

Total Warrants and Options	8,527,155

Total Fully-Diluted	41,060,594

(1)	Includes shares to be issued in connection with the Closing (as defined in the Agreement).

EXHIBIT A

SCHEDULE OF INVESTORS

NAME	PRINCIPAL AMOUNT OF NOTES	SERIES F PREFERRED CLOSING SHARES		CLOSING CASH PAYMENTS TO PRIOR LENDERS
ATHYRIUM OPPORTUNITIES FUND (A) LP	$2,962,074.30	463,259		$772,715.03

ATHYRIUM OPPORTUNITIES FUND (B) LP	$1,637,925.70	256,166		$427,284.97

SWK FUNDING LLC	$6,900,000	1,079,138	[1]	$1,800,000

DELTA ELECTRONICS CAPITAL COMPANY	$3,000,000	—		—

TOTALS:	$14,500,000	1,798,563		$3,000,000

[1]	Series F to be issued to SWK Holdings Corporation.

EXHIBIT B

FORM OF NOTE

[SEE ATTACHED.]

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF FEBRUARY 13, 2015, BY AND AMONG THE COMPANY, THE HOLDERS PARTY THERETO, AND CANTOR FITZGERALD SECURITIES, AS AGENT FOR THE SENIOR LENDERS AND THE JUNIOR LENDERS/HOLDERS THEREUNDER, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “INTERCREDITOR AGREEMENT”).

$[—]	Tucson, Arizona
February 13, 2015

SYNCARDIA SYSTEMS, INC.

SECURED SUBORDINATED CONVERTIBLE PROMISSORY NOTE

SYNCARDIA SYSTEMS, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to [—], or its registered assigns (the “Holder”), the principal amount of [—] Dollars ($[—]), together with interest on the outstanding principal amount at the rate of 10% per annum, in accordance with and subject to the terms and conditions of this Secured Subordinated Convertible Promissory Note (this “Note”). Interest shall commence on the date hereof and shall continue on the outstanding principal amount until paid in full, converted or otherwise extinguished. Interest shall be compounded annually and computed on the basis of a year of 360 days for the actual number of days elapsed.

This Note is one of a series of secured subordinated convertible promissory notes (collectively, the “Notes”) issued pursuant to that certain Amended and Restated Second Lien Credit, Note Purchase, Exchange and Termination Agreement, dated February 13, 2015, by and among the Company and the entities and persons listed on the Schedule of Investors thereto (as the same may be amended from time to time, the “Purchase Agreement”), and is referred to in the Omnibus Amendment (as defined in the Purchase Agreement) and the other Junior Loan Documents (as defined in the Intercreditor Agreement; the Purchase Agreement, the Notes, the Omnibus Amendment the other Junior Loan Documents, as the same may be amended from time to time, are collectively referred to herein as the “Purchase Documents”). Holder and the Company shall be bound by all the terms, conditions and provisions of the Purchase Agreement and the other Purchase Documents. Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

1.	MATURITY DATE; PREPAYMENT; DEFAULT.

1.1 Maturity. Unless converted into equity securities of the Company pursuant to the terms of this Note, the outstanding principal amount of this Note plus all accrued but previously unpaid interest thereon shall become due and payable on March 5, 2018 (the “Maturity Date”). Payment shall be made at the offices of the Holder, or such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.

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1.2 Repayment Upon Company Sale. Upon the closing of a Deemed Liquidation Event (as defined in the Company’s Amended and Restated Certificate of Incorporation, as such may be amended from time to time in accordance with the provisions thereof) prior to the full repayment or earlier conversion of this Note (a “Qualified DLE”), the Company shall, upon the request of the Holder made no less than two (2) business days prior to the closing of such Qualified DLE, pay the Holder simultaneously with the closing of such Qualified DLE, in complete satisfaction and discharge of this Note, an amount in cash equal the Conversion Amount (defined below) multiplied by 1.12.

1.3 Prepayment. Except as set forth in Section 2.3, this Note may not be prepaid by the Company, in whole or in part, without the written consent of the Required Investors (as defined in the Omnibus Amendment). Any prepayment of this Note shall be made on a pro rata basis with all of the other Notes.

1.4 Event of Default. If there shall be any Event of Default (as defined below), at the option and upon the declaration of the Holder of this Note and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 1.4(b) or 1.4(c)), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an Event of Default:

(a) The Company fails to pay any of the amounts due under this Note on the date the same becomes due and payable;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company; or

(d) An “Event of Default” under any other Purchase Document (unless waived by the Required Investors).

2.	CONVERSION.

2.1 Automatic Conversion upon Qualified IPO. In the event that, prior to the full repayment or earlier conversion of this Note, the Company completes a firm-commitment underwritten initial public offering pursuant to an effective registration statement under the Securities Act (“IPO”) in which the Post-Offering Market Value (as defined below) is not less than $100,000,000 and the gross cash proceeds to the Company (prior to underwriting discounts, commissions and expenses) in such offering are not less than $15,000,000 (a “Qualified IPO”), then the outstanding principal amount of this Note plus all accrued and previously unpaid interest hereunder (the “Conversion Amount”) shall

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be automatically converted, without any further action by the Holder, into that number of fully paid and nonassessable shares of the Company’s Common Stock as is equal to (i) the Conversion Amount divided by (ii) (x) the price per share at which shares of the Company’s Common Stock are offered to the public in such IPO (the “IPO Per Share Price”), multiplied by (y) .75, rounded up to the nearest whole share. For purposes of this Note, “Post-Offering Market Value” shall mean (i) the IPO Per Share Price multiplied by (ii) the number of shares of the Company’s Common Stock outstanding immediately following the closing of such IPO (calculated on a fully-diluted, as-converted and as-exercised basis and including, without duplication, (x) shares issuable upon conversion of the Company’s preferred stock in connection with or immediately following such IPO, (y) shares issuable upon the exercise or conversion of all options, warrants and/or other convertible securities outstanding as of the closing of such IPO (provided that, in all instances, shares of Common Stock issuable upon conversion of the Notes shall be excluded from the determination of Post-Offering Market Value), and (z) shares of Common Stock reserved as of the closing of such IPO for issuance under any stock option plan or similar equity incentive plan approved by the Board of Directors of the Company).

2.2 Optional Conversion upon Private Placement. In the event that, prior to the full repayment or earlier conversion of this Note, the Company completes a private placement of a new series of its Preferred Stock (whether in one single transaction or several tranches) (a “Next Equity Financing”), then the Holder may, upon written notice to the Company within ten (10) business days of the notice from the Company with respect to such financing in accordance Section 2.6, elect to convert the Conversion Amount as of the date of such election into such number of fully paid and nonassessable shares of the Company’s Preferred Stock sold in such Next Equity Financing (the “New Equity Securities”) as is equal to (i) the Conversion Amount divided by (ii) (x) the price per share paid by investors for the New Equity Securities in the Next Equity Financing (the “Next Equity Financing Price”), multiplied by (y) .75, rounded up to the nearest whole share. The New Equity Securities issued to the Holder upon conversion of this Note in accordance with this Section 2.2 shall have the same rights, preferences and privileges as the New Equity Securities purchased by the other investors in the Next Equity Financing, and the Holder agrees to be bound by (and receive the benefit of) any agreements related to the New Equity Securities that such other investors enter into in connection with such Next Equity Financing.

2.3 Optional Conversion upon IPO. In the event that, prior to the full repayment or earlier conversion of this Note, the Company completes an IPO that is not a Qualified IPO (a “Non-Qualified IPO”), then the Holder may, upon written notice to the Company within ten (10) business days of the notice from the Company with respect to such Non-Qualified IPO in accordance Section 2.6, elect to convert the Conversion Amount, upon the closing of such Non-Qualified IPO, into that number of shares of the Company’s Common Stock as is equal to (i) the Conversion Amount divided by (ii) (x) the IPO Per Share Price, multiplied by (y) .75, rounded up to the nearest whole share; provided, however, that no such Holder may so convert under this Section 2.3, if such conversion would result in an Event of Default under the Senior Credit Agreement (as defined in the Intercreditor Agreement). In the event that Holders representing more than 75% of the principal amount of all Notes elect to convert such Notes pursuant to this Section 2.3 in connection with a Non-Qualified IPO, the Company may, but is not obligated to, repay the outstanding

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principal and interest then due and owing under all non-converting Notes at or before the closing of such Non-Qualified IPO, without penalty or premium.

2.4 Optional Conversion after June 30, 2016. In the event that (i) this Note has not been fully repaid or converted prior to June 30, 2016 (the “Free Conversion Date”) and (ii) the Company has not completed an IPO or Next Equity Financing prior to the Free Conversion Date, then the Holder may, upon written notice to the Company, elect to convert the Conversion Amount (an “Optional Conversion”) as of the date of such election into that number of shares of the Company’s Series F Preferred Stock (the “Series F Preferred”) as is equal to (i) the Conversion Amount divided by (ii) $1.39 (as adjusted for any stock dividends, combinations, splits, recapitalizations, dilutive issuances and the like with respect to the Series F Preferred Stock after the date hereof), rounded up to the nearest whole share.

2.5 Optional Conversion Upon Qualified DLE. In the event that a Qualified DLE occurs prior to the closing of an IPO, then Holder may, in connection with and effective as of immediately prior to the closing of such Qualified DLE, elect to convert the Conversion Amount into that number of fully paid and nonassessable shares of Series F Preferred as is equal to (i) the Conversion Amount divided by (ii) $1.39 (as adjusted for any stock dividends, combinations, splits, recapitalizations, dilutive issuances and the like with respect to the Series F Preferred Stock after the date hereof), rounded up to the nearest whole share.

2.6 Notice. Written notice of an IPO (including a Qualified IPO), Next Equity Financing, Qualified DLE or any prepayment shall be delivered to the Holder of this Note at least thirty (30) days in advance of the scheduled closing date of the IPO, Next Equity Financing, Qualified DLE or prepayment (the “Closing Date”), at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice (or, if no such address appears or is given, at the place where the principal executive office or residence of the Holder is located), notifying the Holder of, to the extent applicable, (i) the IPO Per Share Price, (ii) the Next Equity Financing Price, (iii) the amount of the prepayment, and (iv) the Closing Date.

2.7 Delivery of Documents Evidencing Ownership. As promptly as practicable after any conversion of this Note and its surrender for cancellation by the Holder, the Company, at its expense, shall issue and deliver to the Holder of this Note one or more certificates, account statements, debt instruments, or other documents evidencing the number of securities issuable to Holder upon any such conversion.

3.	MISCELLANEOUS.

3.1 Termination of Rights. All of Holder’s rights with respect to this Note and the other Purchase Documents shall terminate upon either an indefeasible payment in full of all amounts owed hereunder and under the other Purchase Documents or conversion of the Conversion Amount in full, whether or not this Note has been surrendered.

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3.2 Limitations on Disposition. The Holder agrees not to make any disposition of this Note, unless and until (i) the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.2 and the other provisions of this Note as if such transferee were the original Holder hereof, provided and to the extent such provisions are then applicable, and (ii) such transfer is in compliance with applicable securities laws.

3.3 Headings and Subheadings. The headings and subheadings used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

3.4 Notices. All notices and other communications under this Note shall be in writing and shall be deemed given upon receipt if delivered personally, or when sent if mailed by registered or certified mail (return receipt requested) or by reputable overnight express courier (charges prepaid) or transmitted by facsimile (with confirmation of transmittal) to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by advance written notice to the other parties.

3.5 Attorneys’ Fees. Without limiting the provisions of the Purchase Agreement, if any action at law or in equity is necessary to enforce or interpret the terms of this Note, the Holder shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

3.6 Amendments and Waivers. Except as otherwise explicitly set forth herein or in another Purchase Document, this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder, provided that any such amendment or waiver shall not affect or impact the Notes of any other Holder or rights, duties or obligations of the Company and the Investors under the Purchase Documents, all of which may only be amended in accordance with the terms of the Purchase Documents. Any amendment or waiver effected in accordance with this Section 3.6 shall be binding upon the Holder of this Note (and of any securities into which this Note is convertible), and each future holder of all such securities and the Company.

3.7 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.8 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS NOTE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER PURCHASE DOCUMENT (EXCEPT, AS TO ANY OTHER PURCHASE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE IN ANY WAY RELATING TO THIS NOTE OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY OTHER FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

3.9 Subordination. This Note is subject to the terms and conditions set forth in the Intercreditor Agreement.

3.10 Amended and Restated Note. This Note is given in amendment, restatement and modification (but not in extinguishment, novation or repayment and re-borrowing) of that certain Note dated December 13, 2013 (as amended, restated or modified to date) issued by the Company to Holder (the “Prior Note”). The Company hereby agrees that the execution of this Note shall in no manner vitiate, impair or affect the liens and security interests created and evidenced by the Junior Loan Documents in effect as of the date of the Prior Note, and such liens and security interests shall not be and are not in any manner released or waived. [NTD: This provision will be contained only in the Notes for the existing Holders.]

[SIGNATURE PAGE FOLLOWS]

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This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SYNCARDIA SYSTEMS, INC.,
a Delaware corporation

By:
Name:	Michael P. Garippa
Title:	President and Chief Executive Officer

Address:	1992 East Silverlake Road
Tucson, Arizona 85713

ACKNOWLEDGED AND AGREED:

HOLDER

By:
Name:
Title:

Address:

[SIGNATURE PAGE TO SYNCARDIA SYSTEMS, INC.

SECURED SUBORDINATED CONVERTIBLE PROMISSORY NOTE]

EXHIBIT C

AGENT PROVISIONS

Capitalized terms used in this Exhibit C but not defined shall have the meaning assigned to them in the Omnibus Amendment.

1.	Appointment and Authority.

(a) Each of the Investors hereby irrevocably appoints Cantor Fitzgerald to act on its behalf as the Agent under the Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are incidental thereto. The provisions of this appointment are solely for the benefit of the Agent and the Investors, and neither Company nor any other party to the Agreement or the other Purchase Documents shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any of the other Purchase Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Each of the Investors hereby acknowledges that it has received and reviewed the Intercreditor Agreement and agrees to be bound by the terms thereof. Each Investor (and each of their successors and assigns) hereby (i) acknowledges that Cantor Fitzgerald is acting under the Intercreditor Agreement in multiple capacities as the Agent, the Senior Agent (as defined in the Intercreditor Agreement) and the Control Agent (as defined in the Intercreditor Agreement) and (ii) waives any conflict of interest, now contemplated or arising hereafter, in connection therewith and agrees not to assert against Cantor Fitzgerald any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto, except to the extent such claims, causes of action, damages or liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of Cantor Fitzgerald. Each Investor (and each of their successors and assigns) hereby authorizes and directs Agent to enter into the Intercreditor Agreement and the other Purchase Documents on behalf of such Investor and agrees that Cantor Fitzgerald, in its various capacities thereunder, may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement and the other Purchase Documents.

(b) The Agent shall act solely as the “collateral agent” under the Purchase Documents, and each of the Investors hereby irrevocably appoints and authorizes the Agent to act as the agent of such Investor for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by Company to secure any of the Obligations, together with such powers and discretion as are incidental thereto. In this connection, the Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Agent pursuant to Section 5 of this Exhibit C for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Loan Documents, or for

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exercising any rights and remedies thereunder at the direction of the Agent, shall be entitled to the benefits of all provisions of the Agreement (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. It is understood and agreed that the Agent shall not be obligated to enforce any remedies against the Collateral to the extent that the Agent concludes that such enforcement could cause it personal liability. It is understood and agreed that the Required Investors may, notwithstanding such failure to enforce by the Agent, enforce remedies against the Collateral.

(c) Each Investor (and each of their successors and assigns) authorizes the Agent to appoint Cantor Fitzgerald as the Junior Agent under the Intercreditor Agreement.

2.	Rights as an Investor.

The Person serving as the Agent hereunder, to the extent such Person is also an Investor, shall have the same rights and powers in its capacity as an Investor as any other Investor and may exercise the same as though it were not the Agent and the term “Investor” or “Investors” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Company or any Subsidiary or other affiliate thereof as if such Person were not the Agent hereunder and without any duty to account therefor to the Investors.

3.	Exculpatory Provisions.

The Agent shall not have any duties or obligations except those expressly set forth herein and in the Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a default or event of default has occurred and is continuing under the Purchase Documents (collectively, a “Default”);

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Loan Documents that the Agent is required to exercise as directed in writing by the Required Investors (or such other number or percentage of the Investors as shall be expressly provided for in the Agreement or in the Loan Documents), provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to the Agreement or any Loan Document or applicable law;

(c) shall not be required to advance or expend any of its own funds or otherwise incur financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity

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satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action; and

(d) shall not, except as expressly set forth herein or in the Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Company, the Investors or any of their affiliates that is communicated to or obtained by the Person serving as the Agent or any of its affiliates in any capacity.

The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the direction of the Required Investors (or such other number or percentage of the Investors as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in the Loan Documents) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. If the Agent shall request direction from the Required Investors (or such other number or percentage of the Investors as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in the Loan Documents) with respect to any action or actions (including failure to act) in connection with the Agreement or any Loan Document, the Agent shall be entitled to refrain from taking such action unless and until it shall have received instruction from such Investors and the Agent shall not incur any liability to any Person by reason of so refraining. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is received in writing by the Agent from Company, or an Investor, in each case at the address specified for the Agent in the Intercreditor Agreement.

The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with the Agreement or any other Purchase Document, (ii) the contents of any certificate, report, notice or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of the Agreement, any other Purchase Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in the Agreement or the Loan Documents, other than to confirm receipt of items expressly required to be delivered to the Agent.

4.	Reliance by Agent.

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for Company), independent accountants and other experts selected by it (at the sole cost and expense of

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Company), and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

5.	Delegation of Duties.

The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under the Agreement and any Loan Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the Agreement shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

6.	Resignation of Agent.

(a) The Agent may at any time give notice of its resignation to the Investors and Company. Upon receipt of any such notice of resignation, the Required Investors shall have the right, in consultation (so long as no Default exists) with Company, to appoint a successor. If no such successor shall have been appointed by the Required Investors and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Investors) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to) on behalf of the Investors, either (i) apply to a court of competent jurisdiction to appoint a successor Agent or (ii) appoint a successor Agent that is a bank with an office in the United States or other financial institution that administers syndicated loans in its normal course of business (which successor Agent appointed by a court or the retiring Agent may be replaced by the Required Investors). Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) With effect from the Resignation Effective Date (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the Agreement and the Loan Documents (except that in the case of any collateral security held by the Agent on behalf of the Investors under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (2) except for any indemnity payments or other amounts owed to the retiring Agent, all payments and communications provided to be made by or to the Agent shall instead be made by or to each Investor directly, and all determinations provided to be made by or through the Agent shall instead be made by the Required Investors, in each case, until such time, if any, as a successor Agent is appointed as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent (other than any rights to indemnity payments or other

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amounts owed to the retiring Agent), and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the Agreement or any other Purchase Document (if not already discharged therefrom as provided above in the Agreement). The fees payable by Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Company and such successor. After the retiring Agent’s resignation hereunder and any Loan Documents, the provisions of the Agreement and the other Purchase Documents shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

7.	Non-Reliance on Agent and Other Investors.

Each Investor acknowledges that it has, independently and without reliance upon the Agent or any other Investor or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Agreement and any other Purchase Document. Each Investor also acknowledges that it will, independently and without reliance upon the Agent or any other Investor or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Agreement or any Loan Document or any related agreement or any document furnished hereunder or thereunder.

8.	Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Company, the Agent (irrespective of whether the principal of any Notes shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) at the direction of the Required Investors, to file and prove a claim for the whole amount of the principal owing and unpaid in respect of the Notes and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Investors and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Investors and the Agent and their respective agents and counsel and all other amounts due the Investors and the Agent under the Agreement) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Investor to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to

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the Investors, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under the Agreement.

Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Investor any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Investor or to authorize the Agent to vote in respect of the claim of any Investor in any such proceeding.

9.	Collateral and Guaranty Matters.

The Investors irrevocably authorize the Agent, upon the direction of the Required Investors:

(a) to release any Lien on any Collateral granted to or held by the Agent under the Agreement or any Loan Document (i) upon payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition that is either approved by the Required Investors or is a “Disposition” or “Involuntary Disposition” permitted by the Senior Credit Agreement;

(b) to subordinate any Lien on any property granted to or held by the Agent under any Loan Document to the holder of any Lien on such property that is expressly permitted by Section 8.01(b) or Section 8.01(i) of the Existing Loan Agreement. Upon request by the Agent at any time, the Required Investors will confirm in writing the Agent’s authority to release or subordinate its interest in particular types or items of property of the Senior Credit Agreement; and

(c) to release any guarantor from its obligations under the Purchase Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Purchase Documents.

The Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon, or any certificate prepared by Company in connection therewith, nor shall the Agent be responsible or liable to the Investors for any failure to monitor or maintain any portion of the Collateral.

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EXHIBIT D

FORM OF OMNIBUS AMENDMENT

[SEE ATTACHED.]

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OMNIBUS REAFFIRMATION AND AMENDMENT

This OMNIBUS REAFFIRMATION AND AMENDMENT (including all the Exhibits and other attachments thereto, this “Agreement”) is executed on this 13th day of February, 2015, by the Company (defined below), the Investors (defined below), and Cantor Fitzgerald Securities (“Cantor Fitzgerald”), as administrative agent (the “Administrative Agent”), in light of the following:

WHEREAS, SYNCARDIA SYSTEMS, INC., a Delaware corporation (“Company”), Athyrium Opportunities Fund (A) LP (“Athyrium A”), Athyrium Opportunities Fund (B) LP (“Athyrium B”), SWK Funding LLC (“SWK” and, together with Athyrium A and Athyrium B, the “Prior Lenders”) and Delta Electronics Capital Company (together with the Prior Lenders, the “Investors”) entered in to that certain Amended and Restated Second Lien Credit, Note Purchase, Exchange and Termination Agreement, dated as of the date hereof (as hereafter amended, supplemented, modified and/or restated from time to time, the “Purchase Agreement”), which amends and restates that certain Second Lien Credit Agreement, dated as of December 13, 2013, by and among Company, the Prior Lenders and Cantor Fitzgerald, in its capacity as administrative agent for the Prior Lenders thereunder, as amended on September 15, 2014 and December 13, 2014 (as amended, the “Existing Loan Agreement”);

WHEREAS, in connection with entering into the Purchase Agreement, Investors have required Company, and Company desires to, reaffirm its applicable outstanding obligations, security interests, covenants and agreements under and pursuant to the documents listed on Exhibit A hereto (collectively, the “Loan Documents” and, as amended by this Agreement on the date hereof and together with the Purchase Agreement, the Notes (defined below) and this Agreement, the “Purchase Documents”);

NOW THEREFORE, in consideration of the mutual promises and agreements of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Reaffirmation. The Loan Documents are in effect prior to the date hereof, and shall continue in full force and effect after giving effect to any amendments pursuant to this Agreement. Company hereby reaffirms, ratifies, continues and confirms its obligations, security interests, pledges and grants of collateral, covenants and agreements under all Loan Documents, and acknowledges that all the terms and conditions in all applicable Loan Documents (including, without limitation, the grant of each and every security interest therein) remain in full force and effect (and thereby grants, re-grants and affirms a security interest in the Collateral to secure the Obligations), except to the extent expressly modified by the Purchase Agreement and/or this Agreement. The terms of the Loan Documents that have been amended by this Agreement shall govern for any period occurring on or after the date hereof, and the terms of such Loan Documents prior to their amendment shall govern for any period prior to such date. In furtherance of the foregoing as it relates to this Agreement by and among the Investors, Company, Cantor Fitzgerald and/or any of their respective affiliates, each reference in any Loan Document to the “Credit Agreement” or any other Loan Document that is being amended by this

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Agreement as of the date hereof, “thereunder,” “thereof” or words of like import, is hereby amended, mutatis mutandis, as applicable in the context, to be a reference to, and shall thereafter mean, the Purchase Agreement or such other Loan Document as amended by this Agreement, as applicable in the context (as each may be amended, modified or supplemented and in effect from time to time).

Section 2. Amendment to Certain Loan Documents. The defined terms incorporated by reference to the “Credit Agreement” in the Loan Documents hereto shall be deemed to have either (i) if such term is defined in the Purchase Documents, the meaning provided in the Purchase Documents or (ii) if such term is not defined in the Purchase Documents but is defined in the Existing Loan Agreement, the meaning provided in the Existing Loan Agreement. A copy of the Existing Loan Agreement is attached as Annex I hereto.

Section 3. Representations, Warranties, and Covenants of Company; Events of Default. The Company hereby makes the representations and warranties and agrees to comply with the covenants set forth on Exhibit B hereto.

Section 4. No Waiver. Nothing contained herein shall be construed as a waiver by Cantor Fitzgerald or the Prior Lenders of any covenant or provision of the Existing Loan Agreement (accruing prior to the date hereof), the Loan Documents, the Purchase Agreement, the Notes or of any other contract or instrument among Company, Cantor Fitzgerald and Prior Lenders, and the failure of Cantor Fitzgerald or any Prior Lender at any time or times hereafter to require strict performance by Company of any provision thereof shall not waive, affect or diminish any right that Cantor Fitzgerald or any Prior Lender has to thereafter demand strict compliance therewith (to the extent such provision remains applicable following the execution of the Purchase Agreement). Cantor Fitzgerald and the Prior Lenders hereby reserve all rights granted under the Existing Loan Agreement (accruing prior to the date hereof), the Loan Documents, this Agreement, the Purchase Agreement and any other contract or instrument among Company, Cantor Fitzgerald and Prior Lenders. Notwithstanding any amendment or restatement of the Existing Loan Agreement, all rights, privileges, immunities and benefits granted to Cantor Fitzgerald as Administrative Agent under the Existing Loan Agreement shall survive the amendment and restatement thereof.

Section 5. Entire Agreement. This Agreement and the other Purchase Documents constitute the entire agreement of the parties in connection with the subject matter of this Agreement and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Agreement and the other Purchase Documents.

Section 6. Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and all of such counterparts together shall constitute but one and the same agreement.

Section 7. Facsimile and Electronic Copies. Each of the parties acknowledges and agrees that an executed facsimile or PDF copy of this Agreement, or a copy of this Agreement transmitted by electronic mail, shall be fully enforceable against such party and that each of the

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other parties to this Agreement shall be entitled to rely on any such executed facsimile, PDF or electronic copies as if they were the originals of such documents.

Section 8. Release. COMPANY HEREBY ACKNOWLEDGES AND AGREES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ALL ITS OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM CANTOR FITZGERALD OR ANY PRIOR LENDER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES CANTOR FITZGERALD, THE PRIOR LENDERS AND THEIR PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL CLAIMS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, THAT THE COMPANY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IN EACH CASE TO THE EXTENT SUCH CLAIMS ARISE FROM ANY ACTION OR FAILURE TO ACT UNDER OR OTHERWISE ARISE IN CONNECTION WITH THE EXISTING LOAN AGREEMENT OR THE LOAN DOCUMENTS ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. COMPANY ACKNOWLEDGES THAT THE FOREGOING RELEASE IS A MATERIAL INDUCEMENT TO CANTOR FITZGERALD’S DECISION TO CONTINUE TO ACT AS ADMINISTRATIVE AGENT AND TO THE INVESTORS’ DECISION TO EXTEND TO COMPANY THE FINANCIAL ACCOMMODATIONS SET FORTH IN THE PURCHASE AGREEMENT AND THE OTHER PURCHASE DOCUMENTS AND HAS BEEN RELIED UPON BY THE INVESTORS IN AGREEING TO PURCHASE THE NOTES AND ENTER INTO THE OTHER PURCHASE DOCUMENTS. COMPANY HEREBY FURTHER SPECIFICALLY WAIVES ANY RIGHTS THAT IT MAY HAVE UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE (TO THE EXTENT APPLICABLE), WHICH PROVIDES AS FOLLOWS: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR,” AND FURTHER WAIVES ANY SIMILAR RIGHTS UNDER APPLICABLE LAWS.

Section 9. Notices Generally. Notices hereunder to the Administrative Agent shall be given in accordance with the Intercreditor Agreement and otherwise shall be given in accordance with the Purchase Agreement.

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Section 10. No Waiver; Cumulative Remedies; Enforcement.

No failure by any Investor or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Purchase Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any of the other Purchase Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Purchase Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

The authority to enforce rights and remedies against Collateral shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement of rights against Collateral shall be instituted and maintained exclusively by, the Administrative Agent in accordance with the terms set forth in the Purchase Agreement for the benefit of all the Investors; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents; (b) any Investor from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to Company under any Debtor Relief Laws; (c) subject to their obligations to share payments pro rata, any Investor exercising rights to accelerate, demand or otherwise pursue rights arising in respect of such Investor’s Note(s) and non-collateral obligations under the Purchase Documents and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Investors shall have the rights otherwise ascribed to the Administrative Agent hereunder and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to their obligations to share payments pro rata, any Investor may, with the consent of the Required Investors, enforce any rights and remedies available to it and as authorized by the Required Investors.

Section 11. Expenses; Indemnity; and Damage Waiver.

(a) Costs and Expenses. Company shall pay (i) all out-of-pocket expenses incurred by each Investor and its affiliates and the Administrative Agent and its affiliates (including the reasonable fees, charges and disbursements of counsel for each Investor and counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Purchase Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Investor (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Investor), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent or any Investor, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Purchase Documents, including its rights under this Section 11, or (B) in connection with the Notes issued, and credit extended, pursuant to the Purchase Agreement, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

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(b) Indemnification by Company. Company shall indemnify the Administrative Agent (and any sub-agent thereof) and each Investor, and each Related Party of any of the foregoing (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including Company or any affiliate thereof) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Purchase Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or the administration of the Purchase Documents, (ii) the Notes issued, and credit extended, pursuant to the Purchase Agreement or the use or proposed use of the proceeds therefrom, or (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by Company or any of its Subsidiaries, or any environmental liability related in any way to Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Company or any affiliate thereof, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, if Company has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) Reimbursement by Investors. To the extent that Company for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section 11 to be paid by them to the Administrative Agent (or any sub-agent thereof) or any Related Party thereof, each Investor severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Investor’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Investor’s share of the outstanding Notes at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Investor), such payment to be made severally among them based on such pro rata share, provided, that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any Related Party thereof acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Investors under this Section 11 to make payments are several and not joint; the failure of any Investor to make any payment under this Section 11 on any date required hereunder shall not relieve any other Investor of its corresponding obligation to do so on such date, and no Investor shall be responsible for the failure of any other Investor to so make its payment under this Section 11.

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(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, Company shall not assert, and Company hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Purchase Document, or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any issuance or purchase of the Notes or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Purchase Documents or the transactions contemplated hereby or thereby.

(e) Payments. All amounts due under this Section 11 shall be payable not later than 15 days after demand therefor.

(f) Survival. The agreements in this Section 11 shall survive the resignation of the Administrative Agent, the replacement of any Investor, and the repayment, satisfaction or discharge of all the other obligations owing under this Agreement and the other Purchase Documents.

Section 12. Sharing of Payments by Investors. If any Investor shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of any of the Notes, resulting in such Investor’s receiving payment of a proportion of the aggregate amount of such Notes greater than its pro rata share thereof based on the relation the face amount of such Investor’s Note bears to the aggregate of all Notes, then the Investor receiving such greater proportion shall (a) notify the Administrative Agent in writing of such fact, and (b) purchase (for cash at face value) participations in the Notes of the other Investors, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Investors ratably in accordance with the aggregate amount of principal of their respective Notes and any other amounts owing them, provided that:

(a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(b) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Company pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by an Investor as consideration for the assignment of or sale of a participation in any of its Notes to any assignee or participant, other than an assignment to the Company or any Subsidiary (as to which the provisions of this Section shall apply).

Section 13. Participation Rights. Company consents to the provisions of Section 12 above and agrees, to the extent it may effectively do so under applicable Law, that any Investor acquiring a participation pursuant to the foregoing arrangements may exercise against Company rights of setoff and counterclaim with respect to such participation as fully as if such Investor were a direct creditor of Company in the amount of such participation.

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Section 14. Successors and Assigns Generally. The provisions of this Agreement and the other Purchase Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that Company may not assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Investor.

Section 15. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Purchase Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Investor, regardless of any investigation made by the Administrative Agent or any Investor or on their behalf, and shall continue in full force and effect as long as any Note or any other Obligation hereunder or under any Purchase Document shall remain unpaid or unsatisfied.

Section 16. Severability. If any provision of this Agreement or the other Purchase Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Purchase Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 17. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER PURCHASE DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT (EXCEPT, AS TO ANY OTHER PURCHASE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY INVESTOR OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY OTHER FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF

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ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER PURCHASE DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY INVESTOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT AGAINST COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. COMPANY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO (EXCEPT THE ADMINISTRATIVE AGENT AND DELTA ELECTRONICS CAPITAL COMPANY) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 18. Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER PURCHASE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 19. Taxes.

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(a) All payments of principal on the Notes and all other amounts payable hereunder or under the other Purchase Documents shall be made free and clear of and without deduction for any present or future income, excise, stamp, documentary, property or franchise taxes and other taxes, fees, duties, levies, assessments, withholdings or other charges of any nature whatsoever (including interest and penalties thereon) imposed by any taxing authority, other than Excluded Taxes (all non-excluded items being called “Taxes”). If any withholding or deduction from any payment to be made by Company hereunder or under the other Purchase Documents is required in respect of any Taxes pursuant to any applicable Law, then Company will (i) pay directly to the relevant authority the full amount of Taxes required to be so withheld or deducted, (ii) promptly forward to the Investors and Administrative Agent an official receipt or other documentation satisfactory to the Investors and Administrative Agent evidencing such payment to such authority, and (iii) pay to the Administrative Agent and any Investor, as applicable, such additional amount or amounts as is necessary to ensure that the net amount actually received by the Administrative Agent and each Investor will equal the full amount the Administrative Agent and such Investor would have received had no such withholding or deduction of Taxes been required.

(b) The Company and its Subsidiaries will pay to the relevant Governmental Authority in accordance with applicable Law any current or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment made hereunder or under any Purchase Document, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Purchase Document that are or would be applicable to the Investors, except any such taxes that are imposed on an Investor as a result of a present or former connection between such Investor and the jurisdiction imposing such tax to the extent such tax is imposed with respect to an assignment by such Investor (“Other Taxes”). The Company and its Subsidiaries jointly and severally agree to indemnify the Administrative Agent and each Investor for the full amount of Taxes and Other Taxes paid by the Administrative Agent or such Investor and any liability (including penalties, interest and expenses (including reasonable attorneys’ fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by the Administrative Agent or such Investor absent manifest error, shall be conclusive and binding for all purposes. Such indemnification shall be made within thirty (30) days after the date the Administrative Agent or such Investor makes written demand therefor. The Loan Parties shall have the right to receive that portion of any refund of any Taxes or Other Taxes received by the Administrative Agent or an Investor for which the Company or any of its Subsidiaries has previously paid any additional amount or indemnified the Administrative Agent or such Investor, as applicable, and which leaves the Administrative Agent or such Investor, as applicable, after the Company’s or such Subsidiary’s receipt thereof, in no better or worse financial position than if no such Taxes or Other Taxes had been imposed or additional amounts or indemnification paid to the Administrative Agent or Investor, as applicable. The Administrative Agent or the Investor shall have sole discretion, to be exercised in good faith, as to whether (and shall in no event be obligated) to make any such claim for any refund of any Taxes or Other Taxes.

(c) Each Foreign Investor shall execute and deliver to the Company on or before the date that such Foreign Investor becomes a party to the Purchase Documents (and from time to time thereafter upon the reasonable request of the Company) one or more (as the

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Company may request) United States Internal Revenue Service Forms W-8ECI, W-8BEN, W-8IMY (as applicable) and other applicable forms, certificates or documents prescribed by the United States Internal Revenue Service certifying as to such Investor’s entitlement to a complete exemption from U.S. federal withholding tax. The Company shall not be required to pay additional amounts to any Investor pursuant to this Section 19 with respect to United States withholding taxes imposed on amounts payable to or for the account of such Investor with respect to an applicable interest in a Note to the extent that the obligation to pay such additional amounts would not have arisen but for the failure of such Investor to comply with this paragraph other than as a result of a change in Law occurring after the date such Investor acquires such interest in a Note. In addition, each Investor that is not a Foreign Investor shall deliver to the Company a copy of Internal Revenue Service Form W-9 (or any subsequent versions thereof or successors thereto) on or before the date that such Investor becomes a party hereto (and from time to time thereafter upon the reasonable request of the Company) certifying that such Investor is exempt from U.S. federal backup withholding tax. Each Investor agrees that if any form or certification it previously delivered pursuant to this Section 19 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so.

(d) Each party’s obligations under this Section 19 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, an Investor of the Notes and the repayment, satisfaction or discharge of all other Obligations.

Section 20. USA PATRIOT Act. Each Investor that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Investor) hereby notifies Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Company, which information includes the name and address of Company and other information that will allow such Investor or the Administrative Agent, as applicable, to identify Company in accordance with the Act. Company shall, promptly following a request by the Administrative Agent or any Investor, provide all documentation and other information that the Administrative Agent or such Investor requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Section 21. No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby or by the other Purchase Documents (including in connection with any amendment, waiver or other modification hereof or of any other Purchase Document), Company acknowledges and agrees, and acknowledges its affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement and the Purchase Documents provided by the Administrative Agent, SWK, and the Investors are arm’s-length commercial transactions between Company and its affiliates, on the one hand, and the Administrative Agent, SWK and the Investors on the other hand, (ii) Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) Company is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Purchase Documents; (b)(i) the Administrative Agent, SWK and each Investor is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not

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and will not be acting as an advisor, agent or fiduciary, for Company or any of affiliates or any other Person and (ii) neither the Administrative Agent nor any Investor has any obligation to Company or any of its affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Purchase Documents; and (c) the Administrative Agent, SWK and the Investors and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Company and its affiliates, and neither the Administrative Agent, SWK nor any Investor has any obligation to disclose any of such interests to Company or its affiliates. To the fullest extent permitted by law, Company hereby waives and releases, any claims that it may have against the Administrative Agent, SWK or any Investor with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 22. No Novation. Neither this Agreement, the entry into any other Purchase Document, nor any provision hereof or thereof shall constitute or be deemed to constitute a novation or repayment and re-borrowing of any of the Obligations (as defined in the Existing Loan Agreement immediately prior to the effectiveness of the Purchase Agreement), or any security interests or other collateral therefor or guaranties thereof.

Section 23. UCC Financing Statements. Company hereby authorizes the Administrative Agent and the Required Investors to file any Uniform Commercial Code financing statements, financing statement amendments or assignments and such other documentation as either may determine is necessary or reasonably desirable to record the continuing security interests in the assets of Company pursuant to the Purchase Documents. Notwithstanding the foregoing, the Administrative Agent shall have no duty to file such financing statements, financing statement amendments or assignments or such other documentation, unless specifically directed by the Required Investors.

Section 24. Defined Terms. Terms defined specifically by reference to another document shall have the meaning assigned to such term in such other document, as such other document may be amended, restated or otherwise modified from time to time unless the incorporating definition specifics otherwise. Terms defined on any of the Exhibits or other attachments to this Agreement shall have the meaning specified therein and terms defined in the body of the Agreement shall have the same meaning when used in the Exhibits or other attachments to this Agreement. As used in the Agreement the following terms shall have the following meanings:

(a) “Collateral” means a collective reference to all real and personal property with respect to which Liens in favor of the Administrative Agent, for the benefit of the holders of the Obligations, are purported to be granted pursuant to and in accordance with the terms of the Loan Documents.

(b) “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

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(c) “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

(d) “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

(e) “Event of Default” has the meaning specified in Exhibit B hereto.

(f) “Excluded Taxes” means (i) income taxes imposed on the net income of, and any branch profits taxes imposed on, an Investor by the jurisdiction under the laws of which such Investor is organized or qualified to do business or a jurisdiction or any political subdivision thereof in which the Investor engages in business activity other than any activity arising solely from the Investor having executed this Agreement and the other Purchase Documents and having enjoyed its rights and performed its obligations under this Agreement or any other Purchase Document, (ii) franchise taxes imposed on the net income of an Investor by the jurisdiction under the laws of which such Investor is organized or qualified to do business or a jurisdiction or any political subdivision thereof in which the Investor engages in business activity other than any activity arising solely from the Investor having executed this Agreement and the other Purchase Documents and having enjoyed its rights and performed its obligations under this Agreement or any Purchase Document, and (iii) United States federal withholding taxes imposed pursuant to FATCA.

(g) “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

(h) “Foreign Investor” means an Investor that is not a U.S. Person.

(i) “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

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(j) “Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement dated as of February 13, 2015, by and among Cantor Fitzgerald Securities as the senior agent thereunder, Cantor Fitzgerald Securities as the junior agent thereunder, the Company and the Investors.

(k) “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

(l) “Internal Revenue Service” means the United States Internal Revenue Service.

(m) “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

(n) “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

(o) “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of any Investor under any Purchase Document or of the ability of any Loan Party to perform its material obligations under any Purchase Document to which it is a party; (c) a material impairment of the ability of any Loan Party to perform its material obligations under any Purchase Document to which it is a party; or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any of its Subsidiaries of any Purchase Document to which it is a party.

(p) “Note” and “Notes” each has the meaning assigned to it in the Purchase Agreement.

(q) “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Company arising under any Purchase Document or otherwise with respect to any Note or loan under the Purchase Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Company or any affiliate thereof of any proceeding under any Debtor Relief Laws naming the Company or such affiliate as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

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(r) “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

(s) “Pledge Agreement” has the meaning assigned to it in the Existing Loan Agreement.

(t) “Related Party” means any affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, and representatives of such person or such Person’s affiliates.

(u) “Required Investors” means, at any time, as applicable (i) with respect to any approval, consent or vote in regards to any matter under the Purchase Documents which would materially affect the economics of the Investors’ rights under the Purchase Documents (including any of the items listed in Section 6.8(a) through (g) of the Purchase Agreement), Investors representing more than 80% of the principal amount of all Notes, or (ii) with respect to any approval, consent or vote in regards to all other matters under the Purchase Documents, Investors representing more than 75% of the principal amount of all Notes; provided, however, that the Investors acknowledge and agree that (i) any consent with respect to the prepayment of the Notes pursuant to Section 1.3 of the Notes will require the consent Investors representing more than 80% of the principal amount of all Notes, and (ii) any consent or waiver with respect to allowing the Company or its Subsidiaries to incur additional subordinated debt in contravention of the covenants in Section 8.03 of the Existing Loan Agreement (as incorporated herein by Section B of Exhibit B hereto) will require the consent of Investors representing more than 75% of the principal amount of all Notes.

(v) “Security Agreement” has the meaning assigned to it in the Existing Loan Agreement.

(w) “Senior Credit Agreement” has the meaning assigned to it in the Intercreditor Agreement.

(x) “Specified Default” means the occurrence of any event or condition that constitutes a Specified Event of Default or that, with the giving of any notice, the passage of time, or both, would constitute a Specified Event of Default.

(y) “Specified Event of Default” means the occurrence of any event or condition set forth in Sections 1.4(a) through 1.4(c) of the Notes or Section D.(f) of Exhibit B hereto.

(z) “Springing Default” means the occurrence of any event or condition that constitutes a Springing Event of Default or that, with the giving of any notice, the passage of time, or both, would constitute a Springing Event of Default.

(aa) “Springing Event of Default” means the occurrence of any event or condition set forth in Exhibit B hereto, other than a Specified Event of Default.

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(bb) “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

(cc) “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

(dd) “Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

[Signature Page Follows]

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IN WITNESS WHEREOF, Company, Cantor Fitzgerald and Investors have executed this Agreement as of the date first written above.

COMPANY:

SYNCARDIA SYSTEMS, INC.

By:
Name:	Michael P. Garippa
Title:	President and Chief Executive Officer

Address:	1992 East Silverlake Road
Tucson, AZ 85713

[Signature Page to Omnibus Reaffirmation and Amendment]

INVESTORS:
ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership
By:	ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

By:
Name:
Title:
Date:

ATHYRIUM OPPORTUNITIES FUND (B) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

By:
Name:
Title:
Date:

[Signature Page to Omnibus Reaffirmation and Amendment]

SWK FUNDING LLC, a Delaware limited liability company By: SWK Holdings Corporation, its sole Manager

By:
Name:
Title:
Date:

[Signature Page to Omnibus Reaffirmation and Amendment]

DELTA ELECTRONICS CAPITAL COMPANY

By:
Name:
Title:
Date:

[Signature Page to Omnibus Reaffirmation and Amendment]

ADMINISTRATIVE AGENT:

CANTOR FITZGERALD SECURITIES

By:
Name:
Title:
Date:

[Signature Page to Omnibus Reaffirmation and Amendment]

EXHIBIT A

Loan Documents

1.	Security Agreement

2.	Pledge Agreement

3.	Notice of Grant of Security Interest in Trademarks (referencing the Security Agreement)

4.	Notice of Grant of Security Interest in Patents (referencing the Security Agreement)

5.	Insurance Certificates and Endorsements

6.	Intercreditor Agreement

EXHIBIT B

Representations, Warranties, and Covenants; Events of Default

A. Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Investors that each of the representations and warranties of the “Borrower” and each other “Loan Party” contained in Article VI of the Existing Loan Agreement (as modified by the proviso below), are true and correct in all material respects immediately prior to the effectiveness of the Purchase Agreement (the “Effective Time”), except that (x) any such representation and warranty that is qualified by materiality or “Material Adverse Effect” shall be true and correct in all respects on and as of the Effective Time and (y) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date (except that any such representation and warranty that is qualified by materiality or by reference to “Material Adverse Effect” shall be true and correct in all respects as of such earlier date); provided that for purposes of this paragraph and the representations and warranties of the Company made pursuant hereto, the terms “Loan Document”, “Collateral Document” and related terms that are used in the body of Article VI of the Existing Loan Agreement shall each be deemed to be references or any analogous Purchase Document(s) and, otherwise, capitalized terms that are in quotations in this paragraph shall, solely for purposes of this paragraph, have the meaning set forth in the Existing Loan Agreement immediately prior to the Effective Time.

B. Covenants. So long as any Obligation shall remain unpaid or unsatisfied (other than contingent indemnification obligations for which no claim has been asserted), the Company shall and shall cause each of its Subsidiaries to comply with Sections 7.01, 7.02, 7.03, 7.05, 7.12, 7.14, 8.01, 8.03 and 8.06 of the Existing Loan Agreement until such time as the Obligations are paid in full with all defined terms contained therein being given the meanings set forth in the Existing Loan Agreement except as specifically modified by this Agreement.

C. [Reserved].

D. Events of Default. Any of the following shall constitute an Event of Default:

(a) Defaults Under Purchase Documents. The Company or any of its Subsidiaries fails to perform or observe any covenant or agreement contained in this Agreement or any other Purchase Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of the date on which (i) a Responsible Officer (as defined in the Existing Credit Agreement) of the Company becomes aware of such failure and (ii) written notice thereof shall have been given to the Company by the Administrative Agent or any Investor; or

(b) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any of its Subsidiaries herein, in any Purchase Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

(c) Invalidity of Purchase Documents. Any Purchase Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, ceases to be in full force and effect; or the Company or any of its Subsidiaries or any other Person contests in any manner the validity or enforceability of any Purchase Document; or the Company or any of its Subsidiaries denies that it has any or further liability or obligation under any Purchase Document, or purports to revoke, terminate or rescind any Purchase Document; or

(d) Food & Drug Administration Approval. The Food & Drug Administration’s approval dated October 15, 2004 of the SynCardia Total Artificial Heart is withdrawn; or

(e) Total Artificial Heart. The Company or any of its Subsidiaries voluntarily recalls, or the Food & Drug Administration mandates or requires recall, of the SynCardia Total Artificial Heart from the United States marketplace; or

(f) First Lien Loan Documents. There occurs any Event of Default (as defined in the Senior Credit Agreement) and as a consequence thereof, any or all of the Obligations (as defined in the Senior Credit Agreement) have become, or have been declared, due and payable before their stated maturity, by acceleration or otherwise; or

(g) Fundamental Changes. Company shall merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person; provided that, notwithstanding the foregoing provisions of this Section D.(g) but subject to the terms of Sections 7.12 and 7.14 of the Existing Loan Agreement (as incorporated herein by Section B hereof), so long as no Default shall have occurred and be continuing or would result therefrom, (a) the Company may merge or consolidate with any of its Subsidiaries provided that the Company shall be the continuing or surviving corporation; (b) any Subsidiary of the Company may merge or consolidate with any other Subsidiary of the Company; and (c) any Subsidiary that is not obligated in respect of the Purchase Documents may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect and all of such Subsidiary’s assets and business are transferred to the Company or a Subsidiary of the Company prior to or concurrently with such dissolution, liquidation or winding-up.

Notwithstanding anything to the contrary herein or in any other Purchase Document, until the Obligations (as defined in the Senior Credit Agreement) (other than contingent obligations for which no claim has been made) have been paid in full (the “Trigger Event”), the occurrence of any Springing Default or Springing Event of Default shall not (i) constitute a “Default” or an “Event of Default” hereunder or under the other Purchase Documents or (ii) have the effect of making available to the Administrative Agent or the Investors any of the rights or remedies that would otherwise be available to the Administrative Agent or the Investors upon the occurrence and continuance of a Default or Event of Default (including, without limitation, the right to exercise remedies as set forth in Section E hereof); provided, however, that for the avoidance of doubt, at any time, whether before or after the Trigger Event, (x) the occurrence of any Specified Default shall constitute a “Default” hereunder, (y) the occurrence of any Specified Event of

Default shall constitute an “Event of Default” hereunder and (z) the occurrence of any Specified Default or Specified Event of Default shall have the effect of making available to the Administrative Agent and the Investors all of the rights and remedies available to the Administrative Agent and the Investors upon the occurrence and continuance of a Default or Event of Default, as applicable (including, without limitation, the right to exercise remedies as set forth in Section E hereof).

E. Remedies Upon an Event of Default.

(a) If any Event of Default occurs and is continuing, the Investors may exercise the rights set forth in the Notes to accelerate the unpaid principal amount of all outstanding Notes and all other amounts owing or payable hereunder or under any other Purchase Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company and each of its Subsidiaries; and

(b) If any Event of Default occurs, the Administrative Agent shall, at the direction of the Required Investors, exercise on behalf of itself and the Investors all rights and remedies available to it and the Investors under the Purchase Documents, including, without limitation, the exercise of secured creditor remedies under any of the Loan Documents.

(c) After the unpaid principal amount of any Notes have been declared immediately due and payable pursuant to the terms of such Notes (or such Obligations have automatically become immediately due and payable as set forth in the Notes), any amounts received by any Investor or the Administrative Agent on account of the Obligations or as proceeds of the Collateral shall be applied by the Administrative Agent and the Investors in the following order:

(i) First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Section 19) payable to the Administrative Agent in its capacity as such;

(ii) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts payable to the Investors (including fees, charges and disbursements of counsel to the respective Investors) arising under the Purchase Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

(iii) Third, to payment of that portion of the Obligations constituting accrued and unpaid principal of the Notes, ratably among the Investors in proportion to the respective amounts described in this clause Third held by them;

(iv) Fourth, to payment of all other Obligations, ratably among the Investors in proportion to the respective amounts described in this clause Fourth held by them; and

(v) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by Law.

It is the intention of the parties to the Agreement that each of the representations, warranties and covenants that are made by reference to another agreement in this Exhibit B shall have the same force and effect as if fully set forth in the Agreement.

Annex I

Existing Loan Agreement

[See attached]

EXHIBIT E

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

[SEE ATTACHED.]

AMENDED AND RESTATED

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Agreement”) is made as of February 13, 2015 by and among CANTOR FITZGERALD SECURITIES, a New York general partnership, in its capacity as administrative agent for the Senior Lenders (as defined below) (in such capacity, and including any successor administrative agent, the “Senior Agent”), CANTOR FITZGERALD SECURITIES, a New York general partnership in its capacity as administrative agent for the Junior Lenders (as defined below) (in such capacity, and including any successor administrative agent the “Junior Agent”), CANTOR FITZGERALD SECURITIES, in its capacity as Control Agent hereunder, SYNCARDIA SYSTEMS, INC., a Delaware corporation (“Syncardia”), and each of the direct and indirect Subsidiaries of Syncardia.

RECITALS

WHEREAS, the Senior Lenders have made, or in the future may make, credit accommodations available to the Credit Parties pursuant to the terms and provisions of that certain Amended and Restated Credit Agreement dated as of December 13, 2013, by and among the Senior Lenders, the Senior Agent and the Credit Parties (as amended, modified, restated or supplemented from time to time in accordance with this Agreement, the “Senior Credit Agreement”);

WHEREAS, the Junior Lenders have made, or in the future may make, credit accommodations available to the Credit Parties pursuant to the terms and provisions of (i) that certain Amended and Restated Second Lien Credit, Note Purchase, Exchange, and Termination Agreement, dated as of February 13, 2015, by and among the Junior Lenders, the Junior Agent and the Credit Parties (as amended, modified, restated or supplemented from time to time in accordance with this Agreement, the “Junior Credit Agreement”) and (ii) those certain Secured Subordinated Convertible Promissory Notes issued by Syncardia as of the date hereof to each of the Junior Lenders (as amended, modified, restated or supplemented from time to time in accordance with this Agreement, the “Junior Notes”);

WHEREAS, in connection with such Junior Credit Agreement, the Credit Parties have reaffirmed certain applicable outstanding obligations, security interests, covenants and agreements pursuant to the terms and provisions of that certain Omnibus Reaffirmation and Amendment, dated as of February 13, 2015, by and among the Junior Lenders, the Junior Agent and the Credit Parties (as amended, modified, restated or supplemented from time to time in accordance with this Agreement, the “Junior Omnibus Agreement”); and

WHEREAS, to induce the Senior Lenders to extend loans and make other extensions of credit pursuant to the Senior Credit Agreement, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned Credit Parties, the Senior Agent, on behalf of the Senior Lenders, and the Junior Agent, on behalf of the Junior Lenders, hereby agree as follows:

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:

Section 1. Definitions. For purpose of this Agreement, the following terms used herein shall have the following meanings:

“Affiliate” has the definition given to such term in the Senior Credit Agreement as in effect on the date hereof.

“Agreement” has the meaning set forth in the Preamble.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time and any successor statute.

“Borrower” and “Borrowers” means any or all, as applicable, of Syncardia and each of the direct and indirect Subsidiaries of Syncardia that become “Borrowers” under the Senior Credit Agreement or the Junior Credit Agreement from time to time.

“Business Day” has the definition given to such term in the Senior Credit Agreement as in effect on the date hereof.

“Collateral” means any and all property which now constitutes or hereafter will constitute collateral or other security for payment of the Senior Indebtedness pursuant to the Senior Loan Documents or the Subordinated Debt pursuant to the Junior Loan Documents and the Proceeds thereof.

“Control Agent” has the meaning given thereto in Section 10(i) hereof.

“Control Collateral” means any Collateral consisting of any certificated security, instrument, investment property, deposit account, cash and any other Collateral as to which a lien may be perfected through possession or control by the secured party, or any agent therefore.

“Controlled Account” means those certain deposit accounts or securities accounts of any Credit Party to be subject to Liens under the terms of the Senior Loan Documents and the Junior Loan Documents.

“Covenant Default” has the meaning set forth in Section 3(ii).

“Covenant Default Notice” has the meaning set forth in Section 3(ii).

“Credit Document” or “Credit Documents” means any or all, as applicable, of the Senior Loan Documents or the Junior Loan Documents.

“Credit Party” or “Credit Parties” means any or all, as applicable, of the Borrowers and any guarantor of the obligations of the Borrowers under the Credit Documents that is a Subsidiary of Syncardia including any Guarantors.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” means (a) the taking of any action to enforce or realize upon any Lien in the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition pursuant to Article 8 or Article 9 of the applicable Uniform Commercial Code or other applicable law, (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien in the Collateral under the Senior Loan Documents, Junior Loan Documents, applicable law, in a Proceeding or otherwise, including the election to retain any Collateral in satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on the Collateral or the Proceeds of Collateral, (d) the sale, lease, license, or other disposition of all or any portion of the Collateral, at a private or public sale, other disposition or any other means permissible under applicable law at any time that an event of default shall have occurred which is continuing, (e) the direct debiting of any deposit accounts held by any Credit Party other than the debiting of account fees and interest payments and (f) the exercise of any other right of liquidation against any Collateral (including the exercise of any right of recoupment or set-off or any rights against Collateral obtained pursuant to or by foreclosure of a judgment Lien obtained against any Credit Party) whether under the Senior Loan Documents or Junior Loan Documents, applicable law, in a Proceeding or otherwise.

“Guarantors” has the definition given to such term in the Senior Credit Agreement as in effect on the date hereof.

“Indefinite Blockage Period” has the meaning set forth in Section 3(i).

“Indebtedness” has the meaning set forth in the Senior Credit Agreement in effect as of the date hereof.

“Junior Agent” has the meaning set forth in the preamble.

“Junior Costs and Expenses” means fees, indemnification amounts and reasonable out-of-pocket costs and expenses (including, without limitation, all amounts payable to Junior Lenders pursuant to the Junior Omnibus Agreement) payable by a Credit Party to any Junior Lender pursuant to the terms of the Junior Loan Documents.

“Junior Credit Agreement” has the meaning set forth in the Recitals.

“Junior Lender” means any holder of all or part of the Subordinated Debt, including the Junior Agent, and their respective successors and assigns, to the extent such assignment is permitted by the terms hereof, and such Persons shall be referred to collectively as the “Junior Lenders”.

“Junior Loan Documents” means the Junior Credit Agreement, the Junior Notes, the Junior Omnibus Agreement, the pledge, guaranty and security agreements and financing statements entered into in connection with the Junior Credit Agreement, this Agreement, and any other documents, agreements and certificates entered into or delivered in connection with or pursuant to the Junior Credit Agreement, together with all schedules and exhibits thereto, all as may be amended, modified and supplemented from time to time in accordance with the terms of this Agreement. For the avoidance of doubt, the term “Junior Loan Documents” shall include all “Loan Documents” as such term is defined in the Junior Credit Agreement, in each case, as amended in accordance with the terms hereof.

“Junior Maturity Date” means March 5, 2018.

“Junior PIK Payments” means payments of interest made by payment-in-kind or on an accretion basis (and not made in cash).

“Junior Securities” means (i) equity securities received in connection with a conversion of the Junior Notes as expressly contemplated by the terms thereof as in effect on the date hereof and (ii) any of the following securities of a Credit Party issued in connection with a confirmed plan of reorganization in a Proceeding of a Credit Party (a): any note or debt security issued in substitution of all or any portion of the Subordinated Debt that is subordinated to the Senior Indebtedness (or any note or other securities issued in substitution of all or any portion of the Senior Indebtedness) at least to the same extent as the Subordinated Debt is subordinated to the Senior Indebtedness pursuant to the terms of this Agreement and (b) any equity security, which, prior to the Payment-in-Full of all Senior Indebtedness, is non-cash-paying and does not provide for any cash dividends, “puts” or mandatory redemptions and which does not have any terms (and is not subject to or entitled to the benefit of any agreement or instrument that has terms) that are more burdensome to any Credit Party than the terms of the Subordinated Debt.

“Landlord Waivers” has the meaning set forth in Section 10(i).

“Lien” has the definition given to such term in the Senior Credit Agreement as in effect on the date hereof.

“Limited Blockage Period” has the meaning set forth in Section 3(ii).

“Maximum Senior Indebtedness Amount” means $22,000,000 less the amount of all mandatory payments applied to the principal of the term loans constituting Senior Indebtedness at any time after the Restatement Date.

“Paid-in-Full” or “Payment-in-Full” means with respect to the Senior Indebtedness, the payment in full in cash of all outstanding Senior Indebtedness (other than contingent obligations to the extent that no claim giving rise thereto has been asserted) and the termination of all commitments to extend credit that would constitute Senior Indebtedness.

“Permitted Payments” has the meaning set forth in Section 2.

“Person” means and includes an individual, a general or limited partnership, a joint venture, an association, a limited liability company, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Proceeding” means a proceeding instituted under any Debtor Relief Laws as such term is defined in the Senior Credit Agreement as in effect on the date hereof.

“Proceeds” has the meaning assigned to it under the UCC and shall include, but not be limited to (a) “products” (as such term is used in the UCC), (b) and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any debtor or Credit Party from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture or all of any part of the Collateral by any government body, authority, bureau or agency (or any Person acting under color of governmental authority), and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Recovery” has the meaning set forth in Section 9(vi).

“Remedies” means, with respect to a “default” or an “event of default”, in each case under and as defined in the Junior Loan Documents, the acceleration of the Subordinated Debt, the exercise of any other remedies in respect of such default or event of default (including, without limitation, the right to sue any Credit Party or to file or participate in any involuntary bankruptcy proceeding against any Credit Party but excluding the imposition of default rate interest).

“Required Junior Lenders” mean those Junior Lenders required under the Junior Credit Agreement for approval of the amendment, change, waiver, discharge, termination or other instruction under the Junior Credit Agreement necessary to accomplish the act contemplated herein.

“Required Senior Lenders” mean those Senior Lenders required under the Senior Credit Agreement for approval of the amendment, change, waiver, discharge, termination or other instruction to the Senior Agent under the Senior Credit Agreement necessary to accomplish the act contemplated herein.

“Restatement Date” means December 13, 2013.

“Senior Agent” has the meaning set forth in the Preamble.

“Senior Credit Agreement” has the meaning set forth in the Recitals.

“Senior Indebtedness” means (i) the aggregate principal amount of all obligations now or hereafter incurred by the Credit Parties under the Senior Loan Documents and all interest accrued thereon (including, without limitation, interest accruing after the filing of any Proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such Proceeding), (ii) all fees (including all prepayment charges and exit fees, if any), expenses and charges required to be paid by the terms of the Senior Loan Documents (including, without limitation, fees, expenses and charges incurred after the filing of any Proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition fees, expenses and charges is allowed in such Proceeding), and (iii) all other indebtedness and obligations payable under or in connection with the Senior Loan Documents or in connection with the other commitments under the Senior Loan Documents by the Senior Lenders extended for the benefit of the Credit Parties; provided, however, that the aggregate principal amount of any indebtedness outstanding under the Senior Loan Documents (including the maximum aggregate amount of all commitments to extend any revolving credit, working capital, or similar credit facility in connection therewith, and including contingent obligations (whether issued or guaranteed by the holders of the Senior Indebtedness) from time to time outstanding in connection therewith but excluding in any event interest and those obligations described in clause (ii) of this definition) at any time in excess of the Maximum Senior Indebtedness Amount shall not constitute “Senior Indebtedness” under this Agreement. “Senior Indebtedness” shall include all amendments, modifications, renewals, replacements, restatements and refinancings of the foregoing, in whole or in part; provided that such amendments, modifications, renewals, replacements, restatements or refinancings comply with the terms of this Agreement, including the limitation on the amount of Senior Indebtedness set forth above.

“Senior Payment Default” an event of default under the Senior Loan Documents that results from the failure or inability of the Borrowers to timely comply with any payment obligation for principal, interest, prepayment premiums, exit fees, agency fees or any other payment obligation under the Senior Loan Documents.

“Senior Lender” means any holder of all or part of the Senior Indebtedness, including the Senior Agent, and each of their respective successors and assigns to the extent such assignment is permitted by the terms hereof, and such Persons shall be referred to collectively as the “Senior Lenders”.

“Senior Loan Documents” means the Senior Credit Agreement, this Agreement, the notes issued thereunder, any guaranty, any security agreement or pledge agreement issued by the Borrowers or any Credit Party, and any and all other similar agreements, instruments and documents relating to indebtedness under the Senior Credit Agreement, including guaranties, pledges, powers of attorney, consents, or other similar agreements related to indebtedness under the Senior Credit Agreement executed by Borrowers or any Credit Party or delivered to Senior Agent or any Senior Lender, in respect of the transactions contemplated by the Senior Credit Agreement, in each case, as amended in accordance with the terms herein. For the avoidance of doubt, the “Senior Loan Documents” includes all “Loan

Documents” as such term is defined in the Senior Credit Agreement, in each case, as amended in accordance with the terms herein.

“Standstill Period” has the meaning set forth in Section 5.

“Subordinated Debt” means (i) the aggregate principal amount of all obligations now or hereafter incurred by the Credit Parties under the Junior Loan Documents and all interest accrued thereon (including, without limitation, interest accruing after the filing of any Proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such Proceeding), (ii) all fees, expenses and charges required to be paid by the terms of the Junior Loan Documents (including, without limitation, fees, expenses and charges incurred after the filing of any Proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition fees, expenses and charges is allowed in such Proceeding), and (iii) all other indebtedness and obligations payable under or in connection with the Junior Loan Documents or in connection with the other commitments under the Junior Loan Documents by the Junior Lenders extended for the benefit of the Credit Parties; provided, however, all payments with respect to reasonable reimbursements or fees to observers of meetings; or reimbursements, fees or indemnification obligations to members of the Board of Directors, and any equity or equity-related rights shall not be included in this definition.

“Subsidiaries” has the definition given to such term in the Senior Credit Agreement as in effect on the date hereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

Section 2. General. Each Credit Party, for itself and its successors, and each Junior Lender, by its acceptance of the Subordinated Debt or any portion thereof, whether upon the original issuance, transfer, assignment or exchange thereof, agrees that the payment of the Subordinated Debt shall be subordinated to the prior Payment-in-Full of all Senior Indebtedness; provided, that the Credit Parties shall have the right to make, and each Junior Lender shall have the right to accept, receive and retain, the following payments: (i) to the extent not made or received during an Indefinite Blockage Period or a Limited Blockage Period, (A) any payments required to be made by SynCardia to the Junior Lenders on the Closing Date (as defined in the Junior Credit Agreement) as set forth in Section 1.4 of the Junior Credit Agreement, (B) payments of Junior Costs and Expenses and (C) catch-up payments made pursuant to Section 3(i) or 3(ii), as provided in the Junior Loan Documents in effect as of the date hereof or as amended in accordance with this Agreement (collectively, the “Permitted Payments”) and (ii) payments in the form of Junior PIK Payments or Junior Securities.

Section 3. Subordination in the Event of Certain Senior Indebtedness Defaults.

(i) Indefinite Blockage Period Upon Senior Indebtedness Payment Default. No Credit Party shall make, and no Junior Lender shall accept, receive or retain, any payment, whether in cash, securities or other property (other than payments in the form of Junior PIK Payments or Junior Securities) on account of the Subordinated Debt or to defease or acquire any of the Subordinated Debt, or on account of the redemption thereof during the period (the “Indefinite Blockage Period”) beginning on the date of a Senior Payment Default and ending on the date earliest to occur of (A) the date that all Senior Indebtedness is Paid-in-Full, (B) the date on which the Senior Indebtedness to which such Senior Payment Default relates is Paid-in-Full or such default is cured, and (C) the date on which such Senior Payment Default is waived in writing in accordance with the instruments governing such Senior Indebtedness by the Required Senior Lenders. Upon the expiration of the Indefinite Blockage Period, the Junior Lenders shall be entitled to accept, receive and retain all payments that were prohibited as a result of the implementation of the Indefinite Blockage Period.

(ii) Limited Blockage Period Upon Senior Indebtedness Covenant Default. If an event of default under the Senior Loan Documents, other than a Senior Payment Default (a “Covenant Default”) has occurred and is continuing, then during the period (the “Limited Blockage Period”) commencing on the date that the Credit Parties and the Junior Agent receive written notice of such Covenant Default from the Senior Agent or the Required Senior Lenders stating that a Limited Blockage Period will commence (a “Covenant Default Notice”), which notice shall identify such Covenant Default and state that the Covenant Default Notice is being delivered pursuant to this Section 3(ii), and ending on the earliest to occur of: (A) the date that is 60 consecutive days after such date, (B) the date on which the Senior Indebtedness is Paid-in-Full, (C) the date on which such Covenant Default is cured or waived in writing in accordance with the Senior Loan Documents, and (D) the date on which the Credit Parties and the Junior Agent receive from the Senior Agent or the Required Senior Lenders written notice that the Limited Blockage Period has been terminated, no Credit Party shall make, and no Junior Lender shall accept, receive or retain, any payment (including any Permitted Payment), whether in cash, securities or other property (other than Junior PIK Payments or Junior Securities), on account of the Subordinated Debt or to defease or acquire any of the Subordinated Debt, or on account of the redemption thereof. Notwithstanding the foregoing, only two Limited Blockage Periods may be commenced within any period of 365 consecutive days and not more than an aggregate of 5 Limited Blockage Periods may be commenced during the term of this Agreement. No default or event of default that formed the basis of such Limited Blockage Period shall be, or be made, the basis for the commencement of any subsequent Limited Blockage Period unless such event of default is cured or waived for a period of not less than 90 consecutive days. Upon the expiration of the Limited Blockage Period, the Junior Lenders shall be entitled to accept, receive and retain all payments that were prohibited as a result of the implementation of the Limited Blockage Period.

Section 4. Subordination in the Event of Dissolution. Upon any distribution of assets of any Credit Party upon any dissolution, winding up, total or partial liquidation or reorganization of any Credit Party, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or similar proceeding or upon assignment for the benefit of creditors:

(i) the Senior Lenders shall first be entitled to receive Payment-in-Full of the Senior Indebtedness, before the Junior Lenders are entitled to accept, receive or retain any payment on account of the Subordinated Debt (other than amounts received in respect of principal, interest or premium paid with Junior Securities or Junior PIK Payments);

(ii) any payment or distribution of assets of any Credit Party of any kind or character, whether in cash, property or securities (other than amounts received in respect of principal, interest or premium paid with Junior Securities or Junior PIK Payments), to which the Junior Lenders would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the Senior Agent to the extent necessary to make Payment-in-Full (or have such payment duly provided for) of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions to the holders of such Senior Indebtedness; and

(iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of any Credit Party of any kind or character, whether in cash, property or securities, shall be received by the Junior Lenders on account of the Subordinated Debt (other than amounts received in respect of principal, interest or premium paid with Junior Securities or Junior PIK Payments), as the case may be, before all Senior Indebtedness is Paid-in-Full (or provision made therefor), such payment or distribution shall be received and held in trust by such Junior Lender for the benefit of the holders of such Senior Indebtedness to the extent necessary to make Payment-in-Full of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions to the holders of such Senior Indebtedness.

The Borrowers shall give written notice to the Junior Agent and the Junior Lenders within three days of receipt of notice of any dissolution, winding up, liquidation or reorganization of any Credit Party or assignment for the benefit of creditors by any Credit Party.

Section 5. Remedies Standstill.

(i) No Junior Lender shall exercise any Remedies in respect of any default or event of default unless such Junior Lender shall have given written notice to the Borrowers, the Junior Agent, the Senior Agent and the Senior Lenders (1) that it is presently entitled to exercise Remedies with respect to such Event of Default as a result of (a) the occurrence of a payment default which is a “Specified Event of Default” as defined in the Junior Loan Documents in effect as of the date hereof after expiration of any applicable grace period or (b) acceleration of the Subordinated Debt as a result of the acceleration of the Senior Indebtedness and (2) that it intends to exercise such Remedies (the “Remedies Notice”), and a period of at 90 days (the “Standstill Period”) shall have elapsed from the earlier of (x) receipt of such notice by the Senior Agent and Senior Lenders or (y) from the date of acceleration of the Senior Indebtedness; provided, that the period during which the Junior Lenders shall be prohibited from exercising Remedies shall terminate upon the earliest to occur of (I) the end of the Standstill Period, or (II) any of the following: (A) the filing of any voluntary Proceeding relating to any Credit Party, (B) the filing of any involuntary Proceeding relating to any Credit Party which is not dismissed within 60 days (C) the receipt by the Junior Agent and the Junior Lenders of the written consent of the Senior Agent or the Required Senior Lenders to the termination of the Standstill Period, (D) the Payment-in-Full of the Senior Indebtedness, or (E) the final maturity (after giving effect to any extensions thereof, but not giving effect to any acceleration thereof) of the Subordinated Debt. Upon the termination of any Standstill Period, then the Junior Lenders may, at their sole election, exercise any and all Remedies (including, without limitation, acceleration of the maturity of the Subordinated Debt) or Exercise Any Secured Creditor Remedies available to them under the Junior Loan Documents or applicable law; provided that the Indefinite Blockage Period or the Limited Blockage Period, as the case may be, (if not also terminated) shall continue for its applicable period notwithstanding the termination of the Standstill Period; and provided further, that any payments or other proceeds from such exercise of Remedies obtained by any Junior Lender (other than Junior PIK Payments or Junior Securities) shall in any event be held in trust by it for the benefit of the Senior Lenders and promptly paid and delivered to the Senior Lenders in the form received until all Senior Indebtedness is Paid-in-Full.

(ii) If the Senior Agent or any other Senior Lender has instituted and is diligently pursuing the Exercise of Secured Creditor Remedies against all or substantially all of the Collateral, then each of the Junior Lenders agrees that it will not institute any Exercise of Secured Creditor Remedies and if any of such Remedies has been instituted, shall cease pursuit of the same.

(iii) Notwithstanding the foregoing, any Junior Lender may:

A. file a claim or statement of interest with respect to the Subordinated Debt, provided that a Proceeding has been commenced by or against any of the Credit Parties;

B. take any action (not adverse to the priority status of the Liens securing the Senior Indebtedness, or the rights of the Senior Agent or any Senior Lenders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on any of the Collateral;

C. file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims for any of the Subordinated Debt, including any claims secured by the Collateral, if any, in each case so long as such filing is not inconsistent with the terms of this Agreement;

D. file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of any Credit Party arising under either a Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;

E. take any action to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims, or to assert a compulsory cross-claim or counterclaim against a Credit Party;

F. take any action to seek and obtain specific performance or injunctive relief to compel a Credit Party to comply with (or not violate or breach) an obligation under the Junior Loan Documents, so long as it is not accompanied by a claim for monetary damages and does not seek to enforce any right related to a default or event of default under the Junior Loan Documents other than a “Specified Event of Default” as defined in the Junior Loan Documents in effect as of the date hereof;

G. vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement, with respect to the Subordinated Debt; or

H. make a cash bid on all or any portion of the Collateral in any foreclosure proceeding or action.

Section 6. Payments Held in Trust; Subrogation; Right to Cure.

(i) Payments Held in Trust. In the event that any payment or distribution of assets (other than in the form of Junior PIK Payments or Junior Securities) on account of the Subordinated Debt shall be made by any Credit Party and received by any Junior Lender, at a time when such payment or distribution was prohibited by the terms of this Agreement then, unless such payment or distribution is no longer prohibited by this Agreement, such payment or distribution shall be received and held in trust by such Junior Lender for the benefit of the holders of the Senior Indebtedness, and shall be paid or delivered by such Junior Lender to the Senior Agent, until Payment-in-Full of all Senior Indebtedness, after giving effect to all concurrent payments and distributions and all provisions therefore, to or for the Senior Lenders.

(ii) Subrogation. Subject to the Payment-in-Full of all Senior Indebtedness, the Junior Lenders shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of the Credit Parties applicable to the Senior Indebtedness until all amounts owing on the Subordinated Debt shall have been paid in full in cash, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Indebtedness by or on behalf of the Credit Parties, or by or on behalf of the Junior Lenders by virtue of this Agreement, which otherwise would have been made to the Junior Lenders shall, as between any Credit Party and the Junior Lenders, be deemed to be payment by such Credit Party, to or on account of such Senior Indebtedness in respect thereof, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Junior Lenders, on the one hand, and the Senior Lenders, on the other hand. If any payment or distribution to which the Junior Lenders would otherwise have been entitled but for the provisions of this Agreement shall have been applied, pursuant to the provisions of this Agreement, to the payment of amounts payable under the Senior Indebtedness, then the Junior Lenders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of the Senior Indebtedness in excess of the amount sufficient to make Payment-in-Full of the Senior Indebtedness. The subrogation rights in this Section 6(ii) shall not grant the Junior Lenders any right to vote, control or participate in the administration of the Senior Indebtedness until such time as the Senior Lenders have received Payment-in-Full.

Section 7. No Prejudice or Impairment. Nothing contained in this Agreement, the Junior Credit Agreement or the other Junior Loan Documents is intended to or shall impair, as between the Credit Parties and the Junior Lenders, the obligation of each Credit Party, which is absolute and unconditional, to pay to the Junior Lenders any amount of the Subordinated Debt as contemplated by the Junior Loan Documents (including the principal of, premium, if any, and interest on the Subordinated Debt) as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Junior Lenders and creditors of any Credit Party (other than the Senior Lenders), nor shall anything herein or in the Junior Loan Documents prevent the occurrence of a default or event of default under the Junior Loan Documents or any Junior Lender from exercising all remedies otherwise permitted by this Agreement and applicable law upon the occurrence of a default or event of default under the Junior Loan Documents, subject to the rights, if any, under this Agreement, of the Senior Lenders. Notwithstanding anything to the contrary in this Agreement or in the Junior Loan Documents, upon any distribution of assets of any Credit Party, the Junior Lenders and the Junior Agent shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Junior Lenders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Credit Parties, the amount thereof or payable thereon (excluding interest, fees, expenses and other charges accruing or incurred after the filing of any Proceeding relating to any Credit Party, included within Senior Indebtedness but not allowed in such Proceeding), the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement. The Junior Lenders shall not at any time be charged with knowledge of the existence of any facts (other than the existence of the Senior Indebtedness) which would prohibit the making of any payment to the Junior Lenders or the taking of any other action under this Agreement unless and until the Junior Agent and the Junior Agent shall have received written notice from the Senior Agent or the Required Senior Lenders and, prior to the receipt of any such notice, the Junior Lenders and the Junior Agent shall be entitled to assume conclusively that no such facts exist.

Section 8. Priorities Regarding Collateral.

(i) Any and every Lien and security interest in the Collateral in favor of or held for the benefit of the Senior Lenders to secure the Senior Indebtedness has and shall be senior and have priority over any Lien or security interest that any Junior Lender now has or may hereafter acquire in the Collateral to secure the Subordinated Debt notwithstanding any statement or provision contained in the Junior Loan Documents or otherwise to the contrary and irrespective of the time or order of filing or recording of financing statements, deeds of trust, mortgages or other notices of security interests, Liens or assignments granted pursuant thereto, and irrespective of anything contained in any filing or agreement to which any party hereto or its respective successors and assigns may now or hereafter be a party, and irrespective of the ordinary rules for determining priorities under the applicable Uniform Commercial Code or under any other law governing the relative priorities of Liens or the interests of secured creditors. At any time during which all or any part of the Senior Indebtedness remains outstanding, and whether or not the same is then due and payable, the proceeds of any Exercise of Secured Creditor Remedies by any Senior Lender or other party hereto (or any agent therefor) upon all or any part of the Collateral shall be applied in the following order of priorities irrespective of the application of any rule of law or the defect or impairment of any Senior Loan Document, Junior Loan Document or security interest, Lien or assignment thereunder.

first,	to the Payment-in-Full of all Senior Indebtedness in the order set forth in the Senior Credit Agreement;

second,	to the payment in full in cash of all Subordinated Debt in the order set forth in the Junior Credit Agreement;

third,	to the payment in full in cash of all debt which would qualify as Senior Indebtedness but for the definition of Maximum Senior Indebtedness Amount; and

finally,	to pay any surplus then remaining to the owner of the Collateral or its successors or assigns or as a court of competent jurisdiction may direct.

In the event any party to this Agreement receives Proceeds of Collateral to which it is not entitled under this Section 8, such party shall be deemed to hold all of such Proceeds in trust for the benefit of each party entitled thereto under this Section 8.

(ii) The Junior Lenders confirm and agree that (1) the Junior Lenders have no right to compel action by any Senior Lender; (2) subject to the rights of the Junior Lenders under Section 5, the Senior Lenders and the Senior Agent have full authority to deal with the Collateral; (3) subject to the rights of the Junior Lenders under Section 5, the Junior Lenders will not act in the manner so as to make it materially burdensome for Senior Lenders to realize upon the Collateral to the extent such disposition complies with Section 8(iii) hereof. To the extent required in order for the Junior Lenders to receive any proceeds of Collateral, the Junior Lenders shall be entitled to join (but not control in any way unless permitted to do so by Section 5) any Exercise of Secured Creditor Remedies with respect to the Collateral initiated by the Senior Agent or any other Senior Lender, so long as it does not delay or interfere in any respect with the exercise by the Senior Agent or other Senior Lenders of their respective rights as provided in this Agreement; provided that the foregoing restrictions shall be subject to the Junior Lenders’ rights under Section 5.

(iii) Each Junior Lender confirms and agrees that within five (5) Business Days of the request by the Senior Agent or the Required Senior Lenders, such Junior Lender shall execute and deliver (or shall direct the Junior Agent to execute and deliver) such termination statements and releases as the

Senior Agent or the Required Senior Lenders shall reasonably request to release the Lien or security interest of such Junior Lender or Junior Agent in the Collateral (and the release of any guaranty of a Guarantor being disposed of), in connection with a disposition of such collateral or sale of such Credit Party by any Senior Lender (or by a Credit Party with the consent of the Senior Lenders) if (A) the disposition is permitted (without the need to obtain further approval of any Senior Lender) by the Senior Loan Documents as in effect on the date hereof, (B) the disposition is occurring in connection with the Exercise of Secured Creditor Remedies by any Senior Lender, or (C) the disposition occurs after the occurrence and during the continuation of an event of default under the Senior Loan Documents; provided that, in the case of (B) and (C):

(a) the net proceeds of the sale or sales must be used to permanently reduce the Senior Indebtedness with a concomitant permanent reduction in the commitments thereunder; and

(b) the Senior Lenders also are releasing (or foreclosing) their Liens on the subject Collateral.

(iv) Each Junior Lender agrees that it will not assert, and hereby waives, to the fullest extent permitted by applicable law, any defense based on the adequacy of a remedy at law or equity which might be asserted as a bar to the remedy of specific performance of the terms of this Agreement in any action brought therefor by the Senior Agent or any other Senior Lender; any claim it may now or hereafter have against the Senior Agent or any other Senior Lender arising out of presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment; and any right to demand, request, plead or otherwise assert, or otherwise claim the benefit of, any marshalling, alienation, or other similar rights a junior secured creditor may have under applicable law.

(v) Except as expressly provided herein, this Agreement shall not create any agency relationship between any of the Senior Lenders, on the one hand, and any Junior Lender, on the other hand.

(vi) In no event shall any Junior Lender institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, motion, defense, suit or proceeding (i) seeking a determination that any Lien of the Senior Lenders in any of the Collateral is invalid, unperfected or avoidable, or (ii) contesting or challenging the validity or enforceability of this Agreement. In no event shall any Senior Lender institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, motion, defense, suit or proceeding (i) seeking a determination that any Lien of the Junior Lenders in any of the Collateral is invalid, unperfected or avoidable, or (ii) contesting or challenging the validity or enforceability of this Agreement.

(vii) Nothing in this Agreement shall be construed as a waiver of any right that any Junior Lender has under applicable law or the applicable Uniform Commercial Code as a junior secured creditor with respect to any strict foreclosure or like remedy undertaken by the Senior Agent or any other Senior Lender in connection with the enforcement of its rights against Collateral.

Section 9. Insolvency Proceedings.

(i) In connection with any Proceeding, this Agreement shall remain in full force and effect and enforceable in accordance with its terms pursuant to Section 510(a) of the Bankruptcy Code, and all references herein to any Credit Party shall be deemed to apply to such Credit Party as debtor-in-possession and to any trustee or receiver for the estate of such Credit Party.

(ii) If, in any Proceeding, the Required Senior Lenders desire to permit use of Collateral or cash collateral by, or permit or provide financing (the “DIP Financing”) to, any of the Credit Parties under either Section 363 or 364 of the Bankruptcy Code, each Junior Lender agrees that (A) adequate notice to it shall have been provided for such financing if it receives notice three (3) Business Days (subject to availability of a court to shorten the period of notice) prior to the hearing seeking approval of such financing; (B) no objection will be raised by it to such DIP Financing or use of Collateral or cash collateral, including any objection based on lack of adequate protection; and (C) to the extent the Liens securing the Senior Indebtedness are subordinated or pari passu with the Liens securing a DIP Financing, the Junior Lenders will subordinate their Liens in the Collateral to (x) the Liens securing such DIP Financing (and all obligations relating thereto), (y) any adequate protection provided to the Senior Lenders in connection therewith and (z) any “carve-out” for professional expenses and United States Trustee fees agreed to by the Senior Lenders. The Senior Agent, the other Senior Lenders and any other party providing DIP Financing shall not object in such Proceeding to the Junior Lenders seeking or receiving a replacement Lien in collateral acquired subsequent to the commencement of such Proceedings or a superpriority administrative expense claim against the applicable Credit Party with the same dignity, priority and effect of the Lien held by it immediately prior to the commencement of any such Proceedings and subject to the priorities provided for in this Agreement. All references herein to any Credit Party shall be deemed to apply to a trustee for such Person and to such Person as a debtor-in-possession. Notwithstanding anything contained in this subparagraph (ii) and subparagraph (iv) hereof, in any Proceeding, in the event any Junior Lender seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Junior Lenders agree that the Senior Lenders may also be granted a senior Lien on such additional collateral as security for the Senior Indebtedness and any such DIP Financing provided by the Senior Lenders and that any Lien on such additional collateral securing the Subordinated Debt shall be subordinated to (x) the Liens on such collateral securing the Senior Indebtedness and any such DIP Financing (and all obligations relating thereto) and (y) any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Subordinated Debt are subordinated, in accordance with the terms of this Agreement, to the Liens securing the Senior Indebtedness.

(iii) Without limiting the generality of the foregoing, until the Senior Indebtedness shall have been Paid-in-Full, the Junior Lenders agree that the Senior Agent (acting at the direction of the Required Senior Lenders), on behalf of the Senior Lenders, may consent to the sale or disposition of any or all of the Collateral (including any Collateral subject to the adequate protection Liens of the Senior Lenders) in a Proceeding (whether such sale or disposition is to be made pursuant to Section 363 of the Bankruptcy Code or pursuant to a plan of reorganization), each Junior Lender, in its capacity as a secured creditor, shall be deemed to have consented to any such sale or disposition and all of the terms applicable thereto and shall, if requested to do so by the Senior Agent or the Required Senior Lenders in connection with any such sale or disposition and with the release of the Senior Lenders’ Liens on the Collateral, promptly execute and deliver to the Senior Agent a release of such Junior Lender’s Liens with respect to the Collateral to be sold or disposed.

(iv) Until the Senior Indebtedness shall have been Paid-in-Full, the Junior Lenders shall not (a) seek relief from the automatic stay, or any other stay in any Proceeding, in respect of the Collateral, without the prior written consent of the Senior Agent (acting at the direction of the Required Senior Lenders), or (b) oppose any request by the Senior Agent or any other Senior Lender to seek relief from the automatic stay, or any other stay in any Proceeding, in respect of the Collateral.

(v) In connection with any Proceeding, the Junior Lenders shall not contest (or support any other person contesting) (a) any request by the Senior Agent or any other Senior Lender for adequate protection or (b) any objection by the Senior Agent or any other Senior Lender to any motion, relief, action or proceeding based on the Senior Agent or such Senior Lender claiming a lack of adequate protection in the Proceeding of its interest in the Collateral. Notwithstanding the foregoing provisions in this Section 9, in any Proceeding, the Junior Lenders may seek adequate protection in respect of their interests in the Collateral, subject to the provisions of this Agreement, and (i) if the Senior Agent or any other Senior Lender is granted adequate protection in the form of additional collateral, then the Senior Lenders agree that the Senior Lenders shall not object to the Junior Lenders being granted adequate protection in the form of a Lien on such additional collateral, which Lien, will be subordinated to the Liens securing the Senior Indebtedness on the same basis as the other Liens securing the Subordinated Debt are so subordinated to the Liens securing the Senior Indebtedness under this Agreement, and (ii) in the event the Junior Lenders seek or request adequate protection in respect of Subordinated Debt and such adequate protection is granted in the form of additional collateral, then the Junior Lenders shall not object to the Senior Lenders also being granted a senior Lien on such additional collateral as security for the Senior Indebtedness and that any Lien on such additional collateral securing the Subordinated Debt shall be subordinated to the Liens on such collateral securing the Senior Indebtedness on the same basis as the other Liens securing the Subordinated Debt are so subordinated to the Liens securing the Senior Indebtedness under this Agreement. Similarly, if the Senior Agent or any other Senior Lender is granted adequate protection in the form of a superpriority claim, then the Senior Lenders agree that the Senior Lenders shall not object to the Junior Lenders being granted adequate protection in the form of a superpriority claim, which superpriority claim will be junior in all respects to the superpriority claim granted to the Senior Agent or any other Senior Lender and, in the event that the Junior Lenders seek or request adequate protection and such adequate protection is granted in the form of a superpriority claim, then the Junior Lenders shall not object to the Senior Lenders also being granted a superpriority claim, which superpriority claim will be senior in all respects to the superpriority claim granted to the Junior Lenders. Each of the Junior Lenders agrees, pursuant to Section 1129(a)(9) of the Bankruptcy Code, that such junior superpriority claims (including any claim arising under 11 U.S.C. §507(b)) may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims. Each of the Junior Lenders agrees that, upon the request of the Senior Agent (acting at the direction of the Required Senior Lenders), they shall waive a right to distributions of proceeds of actions arising under Sections 544, 546, 547, 548, 550 or 551 of the Bankruptcy Code in respect of any claim granted to the Junior Lenders in connection with the DIP Financing or cash collateral usage or arising as a result of the Junior Lenders’ rights under 11 U.S.C. §507(b). Each of the Junior Lenders agrees that except as expressly set forth in this Section, none of them shall seek or accept adequate protection without the prior written consent of the Senior Agent.

(vi) If any Senior Lender or Junior Lender is required in any Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of any Credit Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Indebtedness or Subordinated Debt shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Indebtedness or Subordinated Debt, as applicable, shall be deemed not to have been paid. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Any payment or distribution (other than Junior PIK Payments or Junior Securities) received by any Junior Lender for or on account of the Subordinated Debt after the termination of this Agreement and prior to the reinstatement of this Agreement shall be delivered to the Senior Agent in accordance with Section 6(i). The Junior Lenders agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise related to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(vii) Notwithstanding any other provision of this Agreement, the Junior Lenders shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Junior Lenders, including, without limitation, any claims secured by the Collateral. Consistent with the terms of this Agreement, the Junior Lenders shall be entitled to file any other pleadings, objections, motions or agreements which assert the rights or interests available to unsecured creditors of any Credit Party arising under either the Bankruptcy Code or applicable non-bankruptcy law.

(viii) In connection with any Proceeding, the Junior Lenders shall file appropriate claims or proofs of claim in respect of the Subordinated Debt. Upon the failure of any Junior Lender to take any such action as of the 5th day preceding the bar date therefore, the Senior Agent is hereby irrevocably authorized and empowered, but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect the Subordinated Debt and to file proofs of claim with respect to the Subordinated Debt. Notwithstanding the foregoing, neither the Senior Agent nor any other Senior Lender shall have any right whatsoever to vote any claim that the Junior Lenders may have in such proceeding to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition or extension; provided, that the Junior Lenders shall not vote with respect to any such plan or take any other action in any way so as to contest the Junior Lenders’ obligations and agreements set forth in this Agreement.

(ix) If, in any Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Indebtedness and on account of Subordinated Debt, then, to the extent the debt obligations distributed on account of the Senior Indebtedness and on account of the Subordinated Debt are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(x) The Junior Agent, for itself and on behalf of the Junior Lenders, hereby waives any claim it or they may hereafter have against any Senior Lender arising out of the election of any Senior Lender for the application of Section 1111(b)(2) of the Bankruptcy Code and agrees to make no election under Section 1111(b)(2) of the Bankruptcy Code in respect of its interest in the Collateral without the consent of the Senior Agent.

Section 10. Limited Agency of Senior Agent for Perfection and Control.

(i) Each of the Senior Agent and the Junior Agent hereby appoint Senior Agent as its collateral agent (in such capacity, together with any successor in such capacity appointed by the Senior Lenders and the Junior Lenders, the “Control Agent”) for the limited purpose of acting as the agent on behalf of the Senior Agent (on behalf of the Senior Lenders), the Senior Lenders, the Junior Agent (on behalf of the Junior Lenders) and the Junior Lenders with respect to certain of the Collateral for purposes of the perfecting of the liens of such parties in certain of the Collateral and to perform the other duties of the Control Agent as set forth in, and pursuant to the terms of, the Senior Loan Documents and the Junior Loan Documents (collectively, the “Loan Documents”). The Control Agent accepts such appointment and agrees to act as agent (i) on behalf of the Senior Agent (on behalf of the Senior Lenders) and the Junior Agent (on behalf of the Junior Lenders) for the purpose of perfecting the liens of such parties in certain of the Collateral, holding certain of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as Control Agent for the benefit of the Senior Agent (on behalf of the Senior Lenders) and the Junior Agent (on behalf of the Junior Lenders) and any permitted assignee of any thereof solely for the purpose of perfecting the security interest granted to such parties in such Control Collateral, subject to the terms and conditions of this Section 10 and (ii) on behalf Senior Agent (on behalf of the Senior Lenders), the Senior Lenders, the Junior Agent (on behalf of the Junior Lenders) and the Junior Lenders for purposes of taking such other actions and performing such other duties as expressly set forth with respect to the Control Agent in, and pursuant to the terms of, the Loan Documents. The Control Agent, the Senior Agent, and the Junior Agent, hereby agree that, until the termination of the Secured Creditor Remedy Standstill Period in accordance with Section 5(ii), the Senior Agent (acting at the direction of the Required Senior Lenders) shall have the sole and exclusive right and authority to give instructions to, and otherwise direct, the Control Agent in respect of the Control Collateral or any control agreement with respect to any Control Collateral and none of the Junior Lenders will hinder, delay or interfere with the exercise of such rights by the Senior Agent in any respect. The Senior Agent and the Junior Agent hereby acknowledge that any “control” obtained by the Control Agent under any applicable Uniform Commercial Code over each Controlled Account as contemplated by the Senior Loan Documents and the Junior Loan Documents will be for the benefit of both the Senior Agent (on behalf of the Senior Lenders) and the Junior Agent (on behalf of the Junior Lenders) pursuant to each control agreement relating to each respective Controlled Account. The Credit Parties hereby agree to pay, reimburse, indemnify and hold harmless the Control Agent, for any losses or claims based on actions taken in its capacity as Control Agent, to the same extent and on the same terms that the Credit Parties are required to do so for the Senior Agent in accordance with the Senior Loan Documents and for the Junior Agent in accordance with the Junior Loan Documents. The Senior Lenders hereby jointly and severally agree to pay, reimburse, indemnify and hold harmless the Control Agent to the same extent and on the same terms that the Senior Lenders are required to do so for the Senior Agent in accordance with Senior Loan Documents as in effect on the date hereof and the Junior Lenders hereby jointly and severally agree to pay, reimburse, indemnify and hold harmless the Control Agent to the same extent and on the same terms that the Junior Lenders are required to do so for the Junior Agent in accordance with Junior Loan Documents as in effect on the date hereof. The Senior Agent and the Junior Agent hereby also acknowledge and agree that any landlord lien waivers (collectively the “Landlord Waivers”) obtained by the Control Agent as contemplated by the Senior Loan Documents and the Junior Loan Documents will be for the benefit of the Junior Agent (for the benefit of the Junior Lenders) and the Senior Agent (for the benefit of the Senior Lenders). Except as set forth in the next sentence, the Control Agent shall have no obligation whatsoever to Junior Lenders including, without limitation, any obligation to assure that the Control Collateral is genuine or owned by any Credit Party, any guarantor or one of their respective subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section 10. In acting on behalf of the Junior Agent, the duties or responsibilities of the Control Agent under this Section 10 shall be limited to solely (A) taking such actions and performing such other duties as expressly set forth with respect to the Control Agent in, and pursuant to the terms of, the Junior Loan Documents, (B) acting as agent for perfection of the lien held by the Junior Agent (on behalf of the Junior Lenders) by physically holding the Control Collateral delivered to the Control Agent by a Credit Party, or any subsidiary of such Person as agent for the Junior Agent for purposes of perfecting the lien held by the Junior Agent (for the benefit of the Junior Lenders) and (C) delivering such collateral, assigning its interests in the Landlord Waivers and taking any other action as expressly set forth in Section 10(iv).

(ii) Unless and until the Senior Indebtedness shall have been Paid-in-Full, the Control Agent shall have the sole and exclusive right, subject to the rights of the Credit Parties under the Loan Documents, (i) to be named as loss payee under any insurance policies of the Credit Parties insuring the Collateral, provided that the Control Agent agrees, that for the purpose of designation of the loss payee, such designation of the Control Agent as loss payee shall be as agent for and on behalf of the Senior Lenders and the Junior Lenders; provided that any insurance proceeds paid to the Control Agent on behalf of the Junior Lenders and the Senior Lenders shall be distributed in accordance with this Agreement, (ii)

to adjust settlement of any claim for Collateral in the event of a loss under such a policy (subject to any right of the Credit Parties to adjust or settle claims as set forth in the Senior Loan Documents and the Junior Loan Documents) or (iii) approve any award granted in any condemnation or similar proceeding affecting the Collateral. The priorities set forth in Section 8(i) hereof shall govern the ultimate disposition of insurance proceeds (to the extent not used by the Credit Parties as permitted by the Senior Loan Documents and the Junior Loan Documents). Unless and until the Senior Indebtedness shall have been Paid-in-Full, all proceeds of such insurance shall inure to the benefit of the Senior Lenders, and the Junior Lenders shall cooperate, upon the Control Agent’s request, in a reasonable manner in effecting the payment of insurance proceeds to the Senior Agent for the benefit of the Senior Lenders. The Senior Agent (acting at the direction of the Required Senior Lenders) shall have the exclusive right, without the consent of or notice to the Junior Lenders, but subject to the terms of the Senior Credit Agreement, to determine whether such proceeds will be applied to the Senior Indebtedness or used to rebuild, replace or repair the affected Collateral.

(iii) The Senior Agent and the Control Agent shall not have by reason of the Senior Loan Documents or this Agreement or any other document a fiduciary relationship in respect of any Junior Lender.

(iv) Upon the Payment-in-Full of the Senior Indebtedness and the termination of all commitments thereunder, the Control Agent shall either (a) continue to serve as Control Agent hereunder and, at the request to the Junior Agent, enter into a separate agency agreement on substantially the same terms as set forth herein, (b) assign to the Junior Agent or such other person designated by Junior Agent all of its interests in the Landlord Waivers, and deliver to such person the Control Collateral, together with any necessary endorsements (or otherwise allow the Junior Lenders to obtain control of such Control Collateral or the benefit of the Landlord Waivers) or as a court of competent jurisdiction may otherwise direct and the Junior Agent or such other designated person shall accept and succeed to the role of the Control Agent as the agent for perfection on the Control Collateral for the benefit of the Junior Lenders or (c) resign in accordance with Section 10(v); provided however, that any deposit account control agreements in the name of the Control Agent shall continue to be held by the Control Agent for the benefit of the Junior Agent unless the Control Agent resigns in accordance with Section 10(v).

(v) The Control Agent shall have an unfettered right to resign as Control Agent upon 30 days’ notice to the Senior Agent and the Junior Agent; provided that notice to the Senior Agent shall not be required after the Payment-in-Full of the Senior Indebtedness and the termination of all commitments thereunder. Upon the effective date of such resignation, the Control Agent shall deliver the Control Collateral, and assign its rights and interests under the Landlord Waivers, to the successor control agent. If upon the effective date of such resignation no successor control agent has been appointed by the Senior Agent and the Junior Agent, the Control Agent shall deliver to the Senior Agent (or the Junior Agent after the Payment-in-Full of the Senior Indebtedness and the termination of all commitments thereunder) the Control Collateral and assign to the Senior Agent (or the Junior Agent after the Payment-in-Full of the Senior Indebtedness and the termination of all commitments thereunder) all of the Control Agent’s rights and interests under the Landlord Waivers, together with any necessary endorsements (or otherwise allow the Senior Agent or the Junior Agent, as applicable, to obtain control of such Control Collateral or the benefit of the Landlord Waivers) or as a court of competent jurisdiction may otherwise direct and the Senior Agent or the Junior Agent, as applicable, shall accept and succeed to the role of the Control Agent as the agent for perfection on the Control Collateral.

(vi) The Control Agent shall have the right to request any information from the Senior Agent or the Junior Agent that it requires in connection with this Agreement, shall be entitled to rely conclusively on any information contained therein, and shall incur no liability for refraining to take any such act to the extent the Senior Agent and/or the Junior Agent do not provide such information. The

Senior Lenders and the Junior Lenders agree that the Control Agent shall not be required to advance or expend any funds or otherwise incur financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

Section 11. Benefit of Agreement; Amendments to Certain Documents. This Agreement shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become a Senior Lender or a Junior Lender, and such provisions are made for the benefit of each subsequent Senior Lender and Junior Lender and each of them may enforce such provisions.

(i) Without the prior written consent of the Junior Agent (acting at the direction of the Required Junior Lenders), none of the Credit Parties, the Senior Lenders or the Senior Agent shall amend, replace, refinance, refund, restructure, amend, supplement, extend or otherwise modify the Senior Credit Agreement or any other Senior Loan Document in any manner that would:

(a) increase or exceed the aggregate principal amount of indebtedness outstanding, committed or available under the Senior Loan Documents to an amount in excess of the Maximum Senior Indebtedness Amount;

(b) (i) increase the interest rate or yield, or any commitment, prepayment, exit or other fee or premium, above an amount in excess of 300bps above the applicable rate, yield, fee or premium set forth in the Senior Loan Documents as in effect on the date hereof (including, without limitation, by modifying the method of computing the same), or (ii) provide for any additional interest rate, yield, fee or premium not provided for in the Senior Loan Documents as in effect on the date hereof; provided, however, that an accrual of interest at the “Default Rate” as defined in the Senior Credit Agreement as in effect on the date hereof shall not be restricted by this Section 11(i)(b);

(c) extend the maturity date for any principal amount of Senior Indebtedness beyond the Junior Maturity Date;

(d) subject the Credit Parties to any prohibition or limitation on the making of any payments under the Junior Credit Agreement or the other Junior Loan Documents, other than any such prohibition or limitation set forth in this Agreement; or

(e) restrict or prohibit the exercise by the Junior Agent or any Junior Lender of any remedy or other right under or in connection with any Junior Loan Document, other than any such restrictions or prohibitions set forth in this Agreement.

(ii) Except as provided herein, without the prior written consent of the Senior Agent (acting at the direction of the Required Senior Lenders), none of the Credit Parties, the Senior Lenders or the Senior Agent shall amend, replace, refinance, refund, restructure, supplement or extend or otherwise modify the Junior Credit Agreement or any other Junior Loan Document in any manner that would:

(a) increase the amount of indebtedness outstanding, committed or available under the Junior Loan Documents;

(b) (i) increase the interest rate or yield, or any commitment, prepayment, exit or other fee or premium, above the applicable rate, yield, fee or premium set forth in the Junior Loan Documents as in effect on the date hereof (including, without limitation, by modifying the method of computing the same), or (ii) provide for any additional interest rate, yield, fee or premium not provided for in the Junior Loan Documents as in effect on the date hereof;

(c) modify any date upon which a scheduled payment of principal of, or interest on, any Subordinated Debt is due such that such payment is due on a date that is earlier than the date provided for in the Junior Credit Agreement as in effect on the date hereof; or

(d) add or make more restrictive any mandatory redemption or prepayment provisions of the Subordinated Debt;

(e) add or make more restrictive any event of default, representation, warranty, covenant or other term with respect to the Subordinated Debt or ; or

(f) modify the defined term “Specified Event of Default” under the Junior Loan Documents in effect as of the date hereof, or any provisions using or relying on such terms.

Section 12. Actions by Senior Agent and Junior Agent.

(i) It is understood and agreed that Cantor Fitzgerald Securities is entering into this Agreement in its capacity as Senior Agent under the Senior Loan Documents and not in its individual capacity.

(ii) It is understood and agreed that Cantor Fitzgerald Securities is entering into this Agreement in its capacity as Junior Agent under the Junior Loan Documents and not in its individual capacity.

(iii) It is understood and agreed that Cantor Fitzgerald Securities is entering into this Agreement in its capacity as Control Agent under the Senior Loan Documents and the Junior Loan Documents and not in its individual capacity.

(iv) In connection with its execution of this Agreement and its actions hereunder, each of the Senior Agent, the Junior Agent and the Control Agent shall be entitled to all rights, privileges, benefits, protections, immunities and indemnities provided to it as administrative agent or control agent under the Senior Loan Documents and as administrative agent or control agent under the Junior Loan Documents, as applicable.

(v) Notwithstanding anything to the contrary contained herein, where this Agreement refers to the Control Agent, the Senior Agent or the Junior Agent acting (or consenting to an act), such actions or consent shall be taken only at the direction of the Required Senior Lenders or the Required Junior Lenders, as applicable.

1. Section 13. Representations and Warranties. Each of the parties hereto hereby represents and warrants that (i) it has full power, authority and legal right to make and perform this Agreement on behalf of itself and the Person that it represents as Agent, and (ii) this Agreement is its legal, valid and binding obligation, enforceable against it and the Person that it represents in accordance with its terms.

Section 14. Amendment. Neither this Agreement nor any of the terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the Senior Agent (with the consent and direction of the Required Senior Lenders) and the Junior Agent (with the consent and direction of the Required Junior Lenders). No amendment affecting the Senior Agent, the Junior Agent, or the Control Agent’s rights or duties under this Agreement shall be effective without such party’s express written consent.

Section 15. Restrictive Legend. Any note or instrument which at any time evidences the Subordinated Debt or any part thereof shall be marked with a legend in substantially the following form:

“This [Note/Instrument] is subject to the terms and conditions of the Amended and Restated Intercreditor and Subordination Agreement dated as of February 13, 2015 as the same may be amended, modified, restated or supplemented from time to time (the “Intercreditor Agreement”).”

Section 16. Successors and Assigns. (a) This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and neither the Senior Indebtedness nor the Subordinated Debt shall be sold, assigned or transferred unless the assignee or transferee thereof takes such obligations subject to the terms and conditions of this Agreement. Junior Agent, on behalf of the Junior Lenders, and the Senior Agent, on behalf of the Senior Lenders, further agree between themselves and solely for their own collective benefit, that if any Credit Party is in the process of refinancing a portion of the Senior Indebtedness or the Subordinated Debt with a new lender (such refinancing to be not in violation of the provisions of the Senior Loan Documents, the Junior Loan Documents and this Agreement), and if the party who wishes to be refinanced makes a request of the other parties hereto, the Junior Agent or the Senior Agent, as the case may be, shall agree to enter into a new, substitute agreement with the new lender; provided, however, that any such new, substitute agreement shall be in a form, and contain such terms and conditions satisfactory to the Senior Agent and the Junior Agent which are substantially the same as in the Agreement.

(b) To the extent, after the date hereof, any Subsidiary is required by the terms of any Senior Loan Document or Junior Loan Document to become a Guarantor thereunder (a “New Subsidiary”), the Borrowers shall cause each such New Subsidiary to become a party hereto pursuant to an Instrument of Adherence in substantially the form of Exhibit A attached hereto and shall cause such New Subsidiary to comply with the requirements of such Instrument of Adherence. From and after the date on which such New Subsidiary becomes a party hereto, such New Subsidiary shall be a “Subsidiary” and a “Credit Party” hereunder.

2. Section 17. Relationship Between Agents and Lenders; Associated Estoppels. Each Senior Lender shall be prohibited and estopped from taking any actions or asserting any claims with respect to the Senior Indebtedness contrary to the undertakings, restrictions, covenants and other agreements made by Senior Agent hereunder, and each and every benefit accruing hereunder to the Senior Agent shall be deemed to also accrue to each Senior Lender. Each Junior Lender shall be prohibited and estopped from taking any actions or asserting any claims with respect to the Junior Debt contrary to the undertakings, restrictions, covenants and other agreements made by Junior Agent hereunder, and each and every benefit accruing hereunder to the Junior Agent shall be deemed to also accrue to each Junior Lender.

Section 18. Governing Law; Forum.

(i) GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT (EXCEPT, AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(ii) SUBMISSION TO JURISDICTION. THE SENIOR AGENT, EACH SENIOR LENDER, THE JUNIOR AGENT, EACH JUNIOR LENDER AND EACH CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY OTHER FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(iii) WAIVER OF VENUE. THE SENIOR AGENT, EACH SENIOR LENDER, THE JUNIOR AGENT, EACH JUNIOR LENDER AND EACH CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (ii) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 19. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and shall be deemed to have been duly given and received, for purposes hereof, (i) when delivered by hand, (ii) one Business Day after being deposited for overnight delivery with a recognized overnight courier, (iii) three Business Days after being deposited in the mail, postage prepaid, (iv) in the case of notice by facsimile, when sent to the number set forth below, in each case, as addressed as set forth on Annex I hereto or at such address as may be substituted by notice given as herein provided; and (v) in the case of notice by electronic mail, when sent to the electronic mail address set forth below, in each case only if on or before the next Business Day following the sending of the electronic mail a follow up form of notice set forth in (i) through (iv) above is used after such electronic mail is sent. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure to deliver, or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any person designated on Annex I under the heading “with a copy to” or “with copies to” shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

Section 20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of counterpart signatures electronically, including by facsimile or in portable document format (.pdf), shall be given equal effect as delivery of manual original signatures.

Section 21. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of Page Left Blank Intentionally; Signatures Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written. Each Credit Party has signed below to indicate its understanding of the foregoing and its acceptance and agreement with all of the terms and provisions hereof.

SENIOR AGENT:

CANTOR FITZGERALD SECURITIES, a New York general partnership

By:
Name:
Title:

[Signature Page to Amended and Restated Intercreditor and Subordination Agreement]

JUNIOR AGENT:

CANTOR FITZGERALD SECURITIES, a New York general partnership

By:
Name:
Title:

[Signature Page to Amended and Restated Intercreditor and Subordination Agreement]

CONTROL AGENT:

CANTOR FITZGERALD SECURITIES, a New York general partnership

By:
Name:
Title:

[Signature Page to Amended and Restated Intercreditor and Subordination Agreement]

CREDIT PARTIES:

SYNCARDIA SYSTEMS, INC., a Delaware corporation

By:
Name:
Title:

[Signature Page to Amended and Restated Intercreditor and Subordination Agreement]

ANNEX I

Addresses for Notices

If to any Credit Party:	SynCardia Systems, Inc.
c/o Dan Hudspeth
1992 E Silverlake Rd
Tucson, AZ 85713
Telephone: 520-545-1234
Fax: 520-903-1783
Electronic Mail: dhudspeth@syncardia.com

With a copy to:	Cooley LLP
c/o Steve Przesmicki
4401 Eastgate Mall
San Diego, CA 92121
Telephone: 858-550-6070
Fax: 858-550-6420
Electronic Mail: przes@cooley.com

If to Senior Agent:	Cantor Fitzgerald Securities
110 East 59th Street
New York, NY 10022
Attn: Nils Horning
Telephone: 212-829-4889
Fax: 646-219-1180
Electronic Mail: NHorning@cantor.com

With copies to:	Kelly Maughan
Neuberger Berman
605 Third Avenue – 22 Floor
New York, NY 10158
Telephone: 212-476-5963
Telecopier: 646-758-2812
Electronic Mail: Kelly.maughan@nb.com

Laurent Hermouet
Athyrium Capital Management, LP
530 Fifth Avenue
Floor 25
New York, NY 10036
Telephone: 646-434-1635
Electronic Mail:lhermouet@athyrium.com

Tripp Monroe
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, NC 28202
Telephone: 704-331-1107
Electronic mail:trippmonroe@mvalaw.com

J. Brett Pope
SWK Funding LLC
15770 North Dallas Parkway, Suite 1290
Dallas, TX 75248
Fax: 972-687-7255

Jay Baker
Holland & Knight LLP
200 Crescent Court, Suite 1600
Dallas TX 75201
Fax: 214-964-9501

If to Senior Lenders:	Kelly Maughan
Neuberger Berman
605 Third Avenue – 22 Floor
New York, NY 10158
Telephone: 212-476-5963
Telecopier: 646-758-2812
Electronic Mail: Kelly.maughan@nb.com

Laurent Hermouet
Athyrium Capital Management, LP
530 Fifth Avenue
Floor 25
New York, NY 10036
Telephone: 646-434-1635
Electronic Mail:lhermouet@athyrium.com

Tripp Monroe
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, NC 28202
Telephone: 704-331-1107
Electronic mail:trippmonroe@mvalaw.com

J. Brett Pope

SWK Funding LLC
15770 North Dallas Parkway, Suite 1290
Dallas, TX 75248
Fax: 972-687-7255

Jay Baker
Holland & Knight LLP
200 Crescent Court, Suite 1600
Dallas TX 75201
Fax: 214-964-9501

If to Junior Agent:	Cantor Fitzgerald Securities
110 East 59th Street
New York, NY 10022
Attn: Nils Horning
Telephone: 212-829-4889
Fax: 646-219-1180
Electronic Mail: NHorning@cantor.com

With copies to:	J. Brett Pope
SWK Funding LLC
15770 North Dallas Parkway, Suite 1290
Dallas, TX 75248
Fax: 972-687-7255

Kelly Maughan
Neuberger Berman
605 Third Avenue – 22 Floor
New York, NY 10158
Telephone: 212-476-5963
Telecopier: 646-758-2812
Electronic Mail: Kelly.maughan@nb.com

Laurent Hermouet
Athyrium Capital Management, LP
530 Fifth Avenue
Floor 25
New York, NY 10036
Telephone: 646-434-1635
Electronic Mail:lhermouet@athyrium.com

Tripp Monroe

Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, NC 28202
Telephone: 704-331-1107
Electronic mail:trippmonroe@mvalaw.com

Jay Baker
Holland & Knight LLP
200 Crescent Court, Suite 1600
Dallas TX 75201
Fax: 214-964-9501

Andrew (AJ) Dye
1400 16th Street, Suite 400
Denver, CO 80202
Telephone: 303-241-7031
Electronic Mail: ajdye@delta-corp.com

If to Junior Lenders:	J. Brett Pope
SWK Funding LLC
15770 North Dallas Parkway, Suite 1290
Dallas, TX 75248
Fax: 972-687-7255

Kelly Maughan
Neuberger Berman
605 Third Avenue – 22 Floor
New York, NY 10158
Telephone: 212-476-5963
Telecopier: 646-758-2812
Electronic Mail: Kelly.maughan@nb.com

Laurent Hermouet
Athyrium Capital Management, LP
530 Fifth Avenue
Floor 25
New York, NY 10036
Telephone: 646-434-1635
Electronic Mail:lhermouet@athyrium.com

Tripp Monroe

Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, NC 28202
Telephone: 704-331-1107
Electronic mail:trippmonroe@mvalaw.com

Jay Baker
Holland & Knight LLP
300 Crescent Court, Suite 1100
Dallas TX 75201
Fax: 214-964-9501

Andrew (AJ) Dye
1400 16th Street, Suite 400
Denver, CO 80202
Telephone: 303-241-7031
Electronic Mail: ajdye@delta-corp.com

If to Control Agent:	Cantor Fitzgerald Securities
110 East 59th Street
New York, NY 10022
Attn: Nils Horning
Telephone: 212-829-4889
Fax: 646-219-1180
Electronic Mail: NHorning@cantor.com

With copies to:	Kelly Maughan
Neuberger Berman
605 Third Avenue – 22 Floor
New York, NY 10158
Telephone: 212-476-5963
Telecopier: 646-758-2812
Electronic Mail: Kelly.maughan@nb.com

Laurent Hermouet
Athyrium Capital Management, LP
530 Fifth Avenue
Floor 25
New York, NY 10036
Telephone: 646-434-1635
Electronic Mail:lhermouet@athyrium.com

Tripp Monroe

Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, NC 28202
Telephone: 704-331-1107
Electronic mail:trippmonroe@mvalaw.com

EXHIBIT A

FORM OF

INSTRUMENT OF ADHERENCE

Dated as of

Cantor Fitzgerald Securities

110 East 59th Street

New York, NY 10022

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Intercreditor and Subordination Agreement dated as of February 13, 2015 (the “Intercreditor Agreement”), by and among (i) Syncardia Systems, Inc. (the “Borrower”), (ii) Subsidiaries of the Borrower from time to time party thereto (the “Subsidiaries” and collectively with the Borrower, the “Credit Parties” and each individually a “Credit Party”), (iii) Cantor Fitzgerald Securities, in its capacity as administrative agent under the Senior Credit Agreement (defined therein) on behalf of itself and each of the Senior Lenders (defined therein) (such Senior Lenders and the Senior Agent (defined therein) being hereinafter referred to as the “Senior Creditors”) and (iv) Cantor Fitzgerald Securities, in its capacity as administrative agent under the Junior Credit Agreement (defined therein) on behalf of itself and each of the Junior Lenders (defined therein) (such Junior Lenders and the Junior Agent (defined therein) being hereinafter referred to as the “Junior Creditors”). Capitalized terms which are used herein without definition and which are defined in the Intercreditor Agreement shall have the same meanings herein as in the Intercreditor Agreement.

The undersigned [NAME OF GUARANTOR SUBSIDIARY], a [GUARANTOR SUBSIDIARY ENTITY] (the “Adhering Party”) has on or prior to the date hereof executed and delivered to (a) the Senior Agent a Joinder Agreement (as such term is defined in the Senior Credit Agreement) and has become a Guarantor (as such term is defined in the Credit Agreement) thereunder and (b) the Junior Agent a joinder to the Junior Loan Documents and has become a guarantor of the obligations of the Credit Parties pursuant to the Junior Loan Documents and, in connection therewith, hereby agrees to become party to the Intercreditor Agreement and to comply with and be bound by all of the terms, conditions and covenants thereof all with the same effect as if it had executed the Intercreditor Agreement on the Restatement Date. On or prior to the date of the execution of this Instrument of Adherence, the undersigned has become a party to one or more Senior Loan Documents or Junior Loan Documents (as applicable) and agrees to be bound thereby as if it had been a party to such documents on the Restatement Date. The Adhering Party hereby acknowledges and agrees that it shall be a “Subsidiary” and a “Credit Party” under the Intercreditor Agreement.

The undersigned represents and warrants to the Senior Lenders, the Senior Agent, the Junior Lenders and the Junior Agent that:

a.	it has all appropriate powers under its respective governing documents to become a party to the Intercreditor Agreement and to perform all of its respective obligations thereunder; and

b.	it is capable of complying with and is in compliance with all of the provisions of the Intercreditor Agreement.

The following documents shall be delivered to the Senior Agent and the Junior Agent Agent concurrently with this Instrument of Adherence:

a.	copies, certified by a duly authorized officer of the undersigned to be true and complete as of the date hereof, of each of (i) the charter documents of the undersigned as in effect on the date hereof, (ii) the by-laws of the undersigned as in effect on the date hereof, (iii) the resolutions of the board of directors of the undersigned authorizing the execution and delivery of this Instrument of Adherence and the undersigned’s performance of all of the transactions contemplated hereby, and (iv) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the undersigned’s name and on its behalf, each of this Instrument of Adherence and the other applicable Loan Documents (as such term is used in the Senior Credit Agreement or the Junior Credit Agreement (as applicable), and to give notices and to take other action on its behalf under such Loan Documents;

b.	a certificate of the Secretary of State of of a recent date as to the undersigned’s corporate existence, good standing and tax payment status;

c.	evidence that [NAME OF GUARANTOR SUBSIDIARY] has executed and delivered to the Senior Agent and the Junior Agent all Loan Documents required to be entered into by such Guarantor pursuant to the terms of the Senior Credit Agreement or the Junior Credit Agreement (as applicable); and

d.	such other documents as the Senior Agent or the Junior Agent may reasonably request.

In addition, upon the request of the Senior Agent, a legal opinion as to the legal, valid and binding nature of the Intercreditor Agreement, as supplemented hereby, with respect to the Borrowers and the Guarantors, including, without limitation, the undersigned, shall be delivered to the Senior Agent concurrently with this Instrument of Adherence.

This Instrument of Adherence shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

[INSERT NAME OF GUARANTOR SUBSIDIARY]

By:
Title:

Accepted and Agreed:

CANTOR FITZGERALD SECURITIES,
as Senior Agent

By:
Title: